As filed with the Securities and Exchange Commission on May 21, 2004


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                                 1933 Act File No.
                                                 1940 Act File No.


                                    Form N-2
                        (Check appropriate Box or Boxes)


          [ X ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                      [ ] Pre-Effective Amendment No. _____


                     [ ] Post-Effective Amendment No. _____


                                       and


      [ X ] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             [ ] Amendment No. _____


                      RMR Healthcare Growth and Income Fund
          Exact Name of Registrant as Specified in Declaration of Trust


                       400 Centre Street, Newton, MA 02458
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (617) 332-9530
               Registrant's Telephone Number, including Area Code


                               RMR Advisors, Inc.
                                400 Centre Street
                           Newton, Massachusetts 02458


  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service


                                   Copies to:

                             Karen L. Linsley, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.


If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.
[   ]
It is proposed that this filing will become effective (check appropriate box)

[  ] when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                                    Proposed Maximum       Proposed Maximum
             Title of Securities             Amount Being           Offering Price             Aggregate             Amount of
              Being Registered                Registered               Per Unit             Offering Price(1)     Registration Fee
----------------------------------------------------------------------------------------------------------------------------------
Common Shares of Beneficial Interest,
$0.001 par value                              400,000 Shares            $25.00              $10,000,000               $1,267

(1) Estimated solely for the purpose of calculating the registration fee.  Includes shares to be issued pursuant to over allotment option.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

        Subject to completion, preliminary prospectus dated May 21, 2004

               PROSPECTUS
                            __________ COMMON SHARES
                      RMR HEALTHCARE GROWTH AND INCOME FUND

     Investment Objective. RMR Healthcare Growth and Income Fund ("we," "us" or the "Fund") is a newly organized, non-diversified closed end management investment company. Our investment objective is to provide high total return to shareholders through a combination of capital appreciation and current income by investing in equity and debt securities issued by healthcare companies. There can be no assurance that we will meet our investment objective. We intend to apply to list our common shares on the American Stock Exchange (the "AMEX") under the symbol "RCR".

     Our Advisor. RMR Advisors, Inc., (our "Advisor") will be our investment manager. Our Advisor has been in business since December 2003 and is the investment manager of two closed end investment companies. Affiliates of our Advisor have extensive experience managing public companies with investments in the healthcare industry since 1985. Currently, affiliates of our Advisor: (i) manage Senior Housing Properties Trust (NYSE: SNH), a company which has $1.5 billon invested in assisted and independent living properties, nursing homes and hospitals; (ii) manage for HRPT Properties Trust (NYSE: HRP) an $800 million portfolio of biotech research properties, clinical laboratories and office buildings leased to pharmaceutical companies, medical providers and health insurers; and (iii) provide financial and strategic advice to Five Star Quality Care, Inc. (AMEX: FVE), a healthcare services company with over $700 million per year in revenues. We will not invest in Senior Housing Properties Trust, HRPT Properties Trust, Five Star Quality Care or any other company affiliated with our Advisor.

     Investment Policies. Our managed assets are equal to the net asset value of our common shares plus the liquidation preference of any fund preferred shares and the principal amount of any borrowings outstanding. Generally, in normal market conditions, we expect that at least 90% of our managed assets will be invested in securities issued by healthcare companies, including common shares, preferred shares and debt.

     Investing in our common shares involves risks described in "Risk Factors" beginning on page 11.

                                                     Per Share        Total(1)

Public Offering Price............................      $ 25.00
Sales Load (2)...................................      $ 1.125
Estimated Offering Expenses (3)..................      $  0.05
Proceeds to the Fund.............................      $23.925
-----------

(1) The underwriters may purchase up to an additional ______ common shares within 45 days of this prospectus at the public offering price, less the sales load, to cover over allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds to the Fund will be __________, ___________, and ___________, respectively. See "Underwriting."

(2) Our Advisor has agreed to pay $____, 1.5% of the total price to the public, or $0.375/share, to the underwriters as additional underwriting compensation. As a result of this payment the underwriters' compensation for this offering will increase from 4.5% to 6% of the total price to the public of shares in this offering. See "Underwriting--Additional Underwriting Compensation."

(3) Our Advisor has agreed to pay all organizational costs and offering expenses (other than the sales load) that exceed $0.05 per common share sold to the public. The estimated offering expenses to be incurred by the
     Fund are          .

The common shares will be delivered on or about _________, 2004.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  -----------

                             [LIST OF UNDERWRITERS]

                            __________________, 2004

     No Prior Trading History. We are newly organized and our common shares have no prior trading history. The shares of closed end investment companies frequently trade at a discount to net asset value. There is no assurance that a trading price for our shares equal to or greater than net asset value will result after our shares begin to trade. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the offering.

     Portfolio Contents. Under current market conditions and after an initial investment period following this offering, we intend to invest approximately 50% of our managed assets in equity securities issued by healthcare companies and approximately 50% of our managed assets in debt securities issued by healthcare companies. Securities other than common equity securities are considered "ratable" securities. Under current market conditions and after the initial investment period following this offering, we expect that less than 50% of our total investments will be in below investment grade ratable securities. Our Advisor may alter the percentage of our portfolio invested in any category based on factors such as the availability of securities and their market prices, general economic conditions, interest rates or other factors, from time to time and without notice to shareholders.

     Leverage. We intend to issue fund preferred shares within three months after the completion of this offering. Although we have no present intent to do so, we may also borrow money from banks or other financial institutions or issue debt securities. Initially, we expect these fund preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance; however, we may revise the amount of leverage we employ at any time and from time to time without notice to shareholders based on current market conditions, costs of issuance or servicing leverage, or other factors considered relevant by our Advisor or our board of trustees. Our issuance of fund preferred shares or debt will leverage your common shares and may cause you to realize a larger return or larger loss on your investment in our common shares than you would realize without our use of leverage. There can be no assurance that our leverage strategies will be successful.

     Non-Investment Grade Securities. Our investment policies do not limit our investments in below investment grade, high yield securities, including high yield bonds (commonly known as "junk bonds"), preferred securities, convertible debt and preferred securities and unrated securities considered by our Advisor to be of comparable quality. Our policies generally do not limit our investments in below investment grade securities to any particular percentage of our portfolio. Our Advisor will determine the percentage of our portfolio invested in non-investment grade ratable securities based upon factors such as the availability of securities and their market prices, general economic conditions, interest rates or other factors, and may alter the percentage from time to time and without notice to shareholders. Below investment grade securities are considered to be speculative with respect to capacity to pay interest and dividend income and repay principal. Investments in non-investment grade securities involve greater risk than investments in higher rated securities.

     Our common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation or by any other governmental agency.

                                   -----------

                                TABLE OF CONTENTS


                                                                            Page

Prospectus Summary.......................................................     4
Summary of Fund Expenses.................................................     9
Risk Factors.............................................................    11
Use of Proceeds..........................................................    16
The Fund.................................................................    16
Investment Objective and Policies........................................    16
Use of Leverage..........................................................    18
Interest Rate Transactions...............................................    19
Management of the Fund...................................................    21
Net Asset Value..........................................................    22
Distributions............................................................    23
Dividend Reinvestment Plan...............................................    24
Description of Shares....................................................    25
Borrowings...............................................................    26
Certain Provisions in the Declaration of Trust...........................    26
Repurchase of Fund Shares................................................    28
Tax Matters..............................................................    28
Underwriting.............................................................    29
Custodian and Transfer Agent.............................................    32
Legal Matters............................................................    32
Table of Contents of the Statement of Additional Information.............    33


     You should rely only on the information contained or incorporated by reference into this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date on the cover of this prospectus. Unless otherwise stated, all information in this prospectus assumes that the underwriters' over allotment option is not exercised. See "Underwriting."

     You should read this prospectus, which contains important information about us, before deciding whether to invest in our common shares, and retain it for future reference. A Statement of Additional Information, or SAI, dated , 2004, containing additional information about us, has been filed with the Securities and Exchange Commission, or SEC, and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 33 of this prospectus, by calling 1-866-790-8165 or 1-617-332-9530 or by writing to us. You can get the same information free from the SEC's EDGAR database on the Internet (http:/ /www.sec.gov).

     Until _________, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY

     This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information, especially the information set forth at "Risk Factors."


The Fund..........................      RMR Healthcare Growth and Income Fund is
                                        a newly organized, non-diversified,
                                        closed end management investment
                                        company.

The Offering......................      We are offering ______ of our common
                                        shares. The public offering price is
                                        $25.00 per common share. You must
                                        purchase at least 100 common shares
                                        ($2,500). We have granted the
                                        underwriters an option to purchase up to ____ additional common shares to cover over allotments, if any.

Investment Objective..............      Our investment objective is to provide
                                        high total return to shareholders
                                        through a combination of capital
                                        appreciation and current income by
                                        investing in equity and debt securities
                                        issued by healthcare companies.
                                        Generally, a healthcare company is a
                                        company which derives at least 50% of
                                        its revenue directly or indirectly from, or has at least 50% of its assets invested in, businesses or assets related to pharmaceuticals, medical, biological or similar products or services. Healthcare companies include companies that own or operate hospitals, nursing homes, assisted living facilities, clinics, laboratories or other healthcare facilities, that manufacture, develop or distribute pharmaceuticals, medical instruments or equipment or that provide medical insurance. There can be no assurance that we will achieve our objective. Our investment objective is a fundamental policy and cannot be changed without shareholder approval.

Investment Strategy...............      We intend to use the proceeds of this
                                        offering and leverage to make
                                        investments in healthcare securities.
                                        Generally, under normal market
                                        conditions, our investment strategies
                                        will be as follows:

                                        o    At least 90% of our managed assets
                                             will be invested in common shares,
                                             preferred shares and debt
                                             securities, including convertible
                                             preferred and debt securities,
                                             issued by healthcare companies.
                                             Managed assets not so invested will
                                             be invested in other debt, equity
                                             securities and money market
                                             instruments.

                                        o    Our managed assets will include a
                                             combination of equity securities,
                                             debt and preferred securities,
                                             including securities convertible
                                             into common equity securities. A
                                             significant portion of our managed
                                             assets will not be investment grade
                                             rated, including all of our
                                             investments in common equity
                                             securities and likely a majority of
                                             our ratable securities.

                                        o    In anticipation of, or in response
                                             to, adverse market conditions or
                                             for cash management purposes, we
                                             may temporarily hold all or any
                                             portion of our assets in cash,
                                             money market instruments,
                                             commercial paper, shares of money
                                             market funds, investment grade
                                             bonds or other investment grade
                                             debt securities, including
                                             government securities. Our
                                             investment objective may not be
                                             achieved during these times.

                                        o    In connection with our use of
                                             leverage, we may enter into
                                             interest rate swap or cap
                                             transactions or purchase or sell
                                             futures or options on futures.

                                        o    We will not invest in the
                                             securities of any company managed
                                             by our Advisor or an affiliate of
                                             our Advisor.

Use of Leverage...................      We intend to use leverage by issuing
                                        fund preferred shares. Although we have
                                        no present intent to do so, we may also
                                        use leverage by borrowing from banks or
                                        other financial institutions. Initially, we expect that fund preferred shares will be equal in amount to approximately
                                        35% of our capital immediately after
                                        their issuance; however, we may revise
                                        the type and the amount of leverage we
                                        employ at any time and from time to time without notice to shareholders. All distributions on and redemptions of our fund preferred shares and all payments of interest and repayments of principal on our borrowings, if any, will have priority claims on our income and assets over distributions payable on our common shares. Our current intent is to use leverage by issuing fund preferred shares within three months after the completion of this offering, subject to market conditions and other factors.

                                        We intend to use the net proceeds of our issuance of fund preferred shares or any borrowings to invest in securities of healthcare companies. So long as the returns that we realize on these investments exceed the distributions paid on our fund preferred shares or the interest cost of our borrowings plus our expenses arising from these investments, this leverage strategy will increase the income available for our common shares and allow us to pay higher distributions to you than we might pay without using leverage.

                                        The use of leverage involves risks and
                                        there is no guaranty that we will issue
                                        fund preferred shares or make borrowings or that our leverage strategy will be successful in increasing our income or the distributions you receive. If the income we receive on investments funded with leverage is less than our leverage costs, the use of leverage may reduce our income and decrease the distributions you receive from us.

Distributions on
Common Shares.....................      We intend to pay regular monthly cash
                                        distributions. The initial distribution
                                        will be declared within approximately 45
                                        days, and paid approximately 60 to 90
                                        days, after the completion of the
                                        initial closing of this offering. Our
                                        distribution rate may be adjusted from
                                        time to time by our board of trustees,
                                        depending upon, among other things, the
                                        actual or anticipated performance of our investments, the distributions payable on our fund preferred shares, if any, and interest payable on our debt, if any.

                                        We expect that a substantial portion of
                                        our distributions will be taxable as
                                        ordinary income, but part of our
                                        distributions may be returns of capital, or qualified dividend income and capital gains currently subject to a maximum 15% federal income tax rate for individuals. See "Tax Matters".


Dividend Reinvestment
Plan..............................      We have a dividend reinvestment plan
                                        which is sometimes referred to as an
                                        "opt out plan." Under this plan you will receive all of your distributions in our common shares, unless you elect to receive them in cash. You will also have the option to acquire additional common shares for cash. Our stock transfer agent and registrar, EquiServe Trust
                                        Company, N.A. and its affiliate
                                        EquiServe, Inc., will administer this
                                        plan. EquiServe will receive your
                                        distributions and purchase common shares in the market or from us for your account. Shares will be purchased from us as newly issued shares whenever the market price of our common shares plus estimated brokerage costs is equal to or greater than our net asset value. Shares will be purchased in open market transactions whenever the market price of our common shares plus estimated brokerage costs is less than our net asset value. This automatic reinvestment of distributions will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

Investment Advisor................      Our Advisor will be our investment
                                        manager. Our Advisor has a limited
                                        history, having begun the substantial
                                        part of its current business activities
                                        in December 2003. As of May 3, 2004, our
                                        Advisor had $187 million of assets under management.

                                        Affiliates of our Advisor have extensive experience managing public companies in the healthcare industry since 1985. Currently these affiliates: (i) manage Senior Housing Properties Trust, or Senior Housing, a company which has $1.5 billion invested in assisted and independent living properties, nursing homes and hospitals; (ii) manage for HRPT Properties Trust, or HRPT, an $800 million portfolio of biotech research properties, clinical laboratories and office buildings leased to pharmaceutical companies, medical providers and health insurers; and (iii) provide financial and strategic advice to Five Star Quality Care, or Five Star, a healthcare services company with over $700 million per year in revenues which operates senior living and healthcare facilities with over 14,000 living units and which provides pharmacy products and services. Personnel of the Advisor who are responsible for our day to day operations and who contribute to our investment decisions are also involved in the operations of these affiliates. We believe that their experience in the healthcare industry, including their management services to Senior Housing, HRPT and Five Star, afford us a competitive advantage in evaluating securities which are issued by healthcare companies.

                                        We will pay our Advisor a monthly fee
                                        equal to an annual rate of 0.85% of our
                                        average daily managed assets (i.e., the
                                        net asset value of our common shares
                                        plus the liquidation preference of any
                                        fund preferred shares and the principal
                                        amount of any borrowings outstanding).
                                        Because this fee is calculated on the
                                        basis of our managed assets, our use of
                                        leverage increases the fee paid to our
                                        Advisor. For the five years after the
                                        closing of this offering, our Advisor
                                        has agreed to waive its fees equal to an annual rate of 0.25% of our average daily managed assets. In addition, our Advisor will pay all organizational costs and offering expenses, excluding the sales load which exceed $0.05 per common share sold to the public plus a portion of the underwriters' total compensation. See "Underwriting."

Custodian.........................      State Street Bank and Trust Company will
                                        serve as custodian of our assets.

Administration
and Subadministration.............      Our Advisor will also act as our
                                        administrator. Substantially all
                                        administrative activities will be
                                        conducted on our behalf by State Street
                                        Bank and Trust Company, as
                                        subadministrator.

Transfer Agent....................      EquiServe Trust Company, N.A. and its
                                        affiliate EquiServe, Inc., will serve as our transfer agent.

Listing and Symbol................      We intend to apply to list our common
                                        shares on the AMEX under the symbol
                                        "RCR".

Principal Risks...................      No Operating History. We are a newly
                                        organized company and have no history of operations.

                                        Limited Experience of our Advisor. Our
                                        Advisor has limited experience managing
                                        registered investment companies.

                                        Concentration of Investments. Our
                                        portfolio will be concentrated in the
                                        healthcare industry. A decline in the
                                        revenues or profitability of the
                                        healthcare industry generally is likely
                                        to cause a decline in the value of our
                                        common shares.

                                        Non-diversification Risk. Our investment portfolio will be focused upon securities in only one industry. Also, because we are non-diversified, we can invest a greater percentage of our assets in securities of a single company than can a diversified fund.
                                        Accordingly, the value of your
                                        investment in our common shares may be
                                        more volatile than an investment in a
                                        diversified fund.

                                        Healthcare Industry Risks. Our
                                        investment focus on healthcare
                                        securities creates risks, including the
                                        following:

                                        o    The healthcare industry is highly
                                             regulated. The failure of a
                                             healthcare company to comply with
                                             applicable laws and regulations
                                             could cause material financial
                                             losses or business failure.

                                        o    Many healthcare companies are
                                             dependent upon government funding
                                             under Medicare, Medicaid or other
                                             programs. Securities of healthcare
                                             companies whose revenues are
                                             dependent upon government programs
                                             are exposed to the risks of
                                             reductions in government funding.

                                        o    The manufacture, distribution and
                                             provision of healthcare goods and
                                             services involves litigation risks.
                                             In recent years litigation has
                                             caused material losses at some
                                             healthcare companies and has caused
                                             the cost of liability insurance for
                                             healthcare companies to increase.
                                             Litigation and increasing liability
                                             insurance costs can cause the
                                             securities of affected healthcare
                                             companies to decline in value.

                                        o    Some healthcare companies focus a
                                             significant portion of their
                                             business activities on research and
                                             development. Research and
                                             development activities involve
                                             material risks. The failure of a
                                             healthcare company's research and
                                             development projects can cause
                                             material declines in the value of
                                             its securities.

                                        Leverage Risks. We intend to use
                                        leverage to increase our investments.
                                        Holders of our fund preferred shares or
                                        our debt will have priority claims to
                                        our income and assets over your rights
                                        as an owner of our common shares.
                                        Because we will use leverage, if the
                                        value of our investments declines, the
                                        value of your common shares will decline faster than it would if we had invested without leverage.

                                        Interest Rate Risks. We will be exposed
                                        to two principal types of interest rate
                                        risks:

                                        o    Our cost of leverage will increase
                                             as interest rates increase. These
                                             increased costs may result in less
                                             net income available for
                                             distribution to you as a common
                                             shareholder.

                                        o    When interest rates rise the market
                                             values of dividend and interest
                                             paying securities usually fall.
                                             Because most of our investments
                                             will be in dividend and interest
                                             paying securities and because we
                                             expect to make distributions to our
                                             shareholders, both our net asset
                                             value and the market price of our
                                             common shares are likely to decline
                                             when interest rates rise.

                                        We may mitigate, but are unlikely to
                                        eliminate, these interest rate risks by
                                        investing in interest rate hedges.
                                        Interest rate risks may be magnified if
                                        we hedge interest rates based upon
                                        expectations concerning interest rates
                                        that prove inaccurate.

                                        Below Investment Grade Securities Risks.
                                        We expect to invest a substantial
                                        portion of our managed assets in ratable securities which are below investment grade and our investment policies do not limit our investments in these securities. In addition, none of the common equity securities in which we will invest are expected to be rated. These investments should be considered speculative. Because we will invest in speculative securities, your investment in our common shares will involve a greater risk of loss than an investment which is focused only on higher rated securities.

                                        Small Company Risks. Many healthcare
                                        companies in which we will invest may be smaller and have more debt than companies traded in the capital markets generally. Smaller capitalization and more leverage may mean that securities issued by healthcare companies may be more volatile than securities issued by larger or less leveraged companies.

                                        Liquidity Risks. Some of the debt
                                        securities, and perhaps other
                                        securities, in which we invest may not
                                        be registered with the SEC, some may not be regularly traded and some may have no established trading market because they are new issues. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if they were widely traded. Limited liquidity can also depress the market price of securities and, as a result could depress the market price of our shares.

                                        Financial Market Risk. Your investment
                                        in our common shares will represent an
                                        indirect investment in healthcare
                                        securities owned by us. Some of the
                                        securities we will own will be traded on a national securities exchange or in the over-the-counter markets. The prices of these securities in which we will invest will fluctuate from day to day and may decline in value. We intend to utilize leverage, which magnifies financial market risks.

                                        Credit Risk. Our ability to collect the
                                        contractual payments due to us on our
                                        investments in debt and other ratable
                                        securities, and the market value of
                                        those securities, generally are
                                        dependent upon the creditworthiness of
                                        the issuer. Generally, lower rated
                                        securities have greater credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. If these conditions exist for securities in which we invest, the value of our common shares will decline.

                                        Market Discount Risk. Shares of closed
                                        end investment companies frequently
                                        trade at a discount to net asset value.

                                        Redeemable Securities Risks. We expect
                                        that some of the securities in which we
                                        will invest will provide their issuer a
                                        right of redemption. If the issuers
                                        exercise their redemption rights, we may not realize the value for any premium we may have paid for these securities.

                                        Convertible Securities Risks. We expect
                                        that some of our investments will be in
                                        convertible securities. Convertible
                                        securities have characteristics of both
                                        equity and debt securities. When
                                        investors believe that conversion may
                                        result in greater value than holding the security without conversion, the security will generally exhibit risks associated with equity securities. When investors believe that holding the security is likely to produce greater value than conversion, the security will generally exhibit risks associated with a debt security.

                                        Anti-takeover Provisions. Our
                                        declaration of trust and bylaws contain
                                        provisions which limit the ability of
                                        any person to acquire control of us or
                                        to convert us to an open end fund. These provisions may deprive you of the ability to sell your common shares at a premium to their market value.

                                        Market Disruption Risk. Volatility in
                                        securities markets precipitated by
                                        terrorist attacks, war or other world
                                        events such as those that have occurred
                                        since 2001 may have long term negative
                                        effects on those markets. The value of
                                        securities in which we intend to invest
                                        and your common shares may decline in
                                        the event of future terrorist activity,
                                        war or instability.

                                        Inflation Risk. Inflation will cause our expenses to increase and may reduce the value of your investment in our shares.

                            SUMMARY OF FUND EXPENSES

         The purpose of the following is to help you understand the fees and expenses that you, as a common shareholder, will bear directly or indirectly. This information shows transaction fees and expenses arising from your purchase of our shares. The table below is based on estimated amounts for our first year of operations and assumes that we issue approximately 6 million common shares and that we use leverage, as we currently expect, to increase our investments by issuing fund preferred shares within three months following the completion of this offering. The amount of leverage and the type of leverage we will use will depend upon market conditions in effect from time to time. Note 4 to the table below also shows our expenses, but assumes that no leverage is used (as will be the case prior to our issuance of fund preferred shares or our borrowings).

                                                  Shareholder Transaction Expenses


Sales load paid by you (as a percentage of offering price)........................................................     4.5%(1)
Organizational costs and offering expenses borne by the Fund (as a percentage of offering price)..................     0.2%(2)
Dividend reinvestment and cash purchase plan fees.................................................................     None(3)


                                                           Annual Expenses


                                                                                     As a Percentage of Net Assets Attributable to
                                                                                         Common Shares (assumes fund preferred
                                                                                         shares are issued equal to 35% of our
                                                                                                   managed assets)(4)

Management fees.................................................................................       1.30%
Interest payments on borrowed money.............................................................       None
Other expenses(5)...............................................................................       0.50%
                                                                                                       -----

Total annual expenses...........................................................................       1.80%
Fee waiver (years 1-5)(6).......................................................................      (0.38)%
                                                                                                       ------

Total net annual expenses (years 1-5)...........................................................       1.42%

-----------

(1)  Our Advisor will pay an additional 1.5%, or $0.375 per share, to the underwriters as additional compensation for this offering. See "Underwriting - Additional Underwriting Compensation".

(2)  All our organizational costs and offering expenses, excluding the sales load, which exceed $0.05 per common share sold to the public (0.2% of the offering price) will be paid by our Advisor. If we issue fund preferred shares, costs of that issuance will be borne by common shareholders and will result in a reduced net asset value of common shares. Assuming issuance of fund preferred shares in an amount equal to 35% of our managed assets after issuance, these offering costs are estimated to be approximately $912,000 or $0.15 per common share (0.61% of the common share offering price).

(3)  You will not be charged any fees if your distributions are paid in our common shares issued by us or in cash. Each participant in the Dividend Reinvestment Plan will be charged a pro rata share of brokerage commissions incurred by the
     Plan Agent when it makes open market purchases of our common shares under the Plan. You will also pay service and brokerage charges if you direct the dividend reinvestment plan agent to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(4)  Amounts are based upon estimated amounts for the year following completion of this offering. The table presented in this footnote estimates, for the year following the completion of this offering, our expenses assuming that we do not issue any fund preferred shares or otherwise leverage our assets.

                                                                                         As a Percentage of Net Assets
                                                                                            Attributable to Common
                                                                                            Shares (assumes no fund
                                                                                             preferred shares are
                                                                                                    issued)

Management fees.........................................................................             0.85%
Interest payments on borrowed money.....................................................             None
Other expenses(5).......................................................................             0.35%
                                                                                                     -----

Total annual expenses...................................................................             1.20%
Fee waiver (years 1-5)(6)...............................................................            (0.25)%
                                                                                                     ------

Total net annual expenses (years 1-5)...................................................             0.95%

(5)  Estimated first fiscal year following completion of this offering.

(6)  Our Advisor has contractually agreed to waive part of its management fee in the amount of 0.25% of average daily managed assets (0.38% of average daily managed assets attributable to common shares assuming we issue fund preferred shares in an amount equal to 35% of our managed assets) for our first five years of operations. See "Management of the Fund."

         The following examples illustrate the expenses (including the sales load of $45 and estimated offering expenses of $2), that you would pay on each $1,000 investment in our common shares, assuming a 5% annual return. The purpose of these examples is to assist you in understanding the various costs and expenses that you, as a common shareholder, will bear directly or indirectly. The following examples assume that all distributions are reinvested at net asset value and a 5% annual rate of return, as mandated by applicable regulations, and reflect the Advisor's contractual agreement to waive a portion of its management fee equal to 0.25% of average daily managed assets during the first five years of our operations. These examples should not be considered a representation of future expenses, leverage or rates of return. Our actual expenses, leverage amount or annual rate of return may be more or less than those assumed for purposes of the examples.

         The first example also assumes that we issue fund preferred shares in an amount equal to 35% of our managed assets and incur estimated fund preferred share offering costs of $6.12 on each $1,000 investment in common shares.

                                                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                  ------       -------       -------       --------
Cumulative expenses paid by an investor on each $1,000 invested in common
     shares, assuming a 5% annual return throughout the indicated periods.......    $67           $95          $125           $206

         The following example assumes that we do not issue any fund preferred shares and do not engage in borrowings.

                                                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                                                                  ------       -------       -------       --------
Cumulative expenses paid by an investor on each $1,000 invested in common
     shares, assuming a 5% annual return throughout the indicated periods.......    $56           $76           $97           $159

                                  RISK FACTORS

         We are a non-diversified, closed end management investment company designed primarily as a long term investment and not as a trading vehicle. We do not intend to be a complete investment program. Because of the uncertainties inherent in all investments, there can be no assurance that we will achieve our investment objective. All stock market investments involve risks, including the risk that you may lose some or all of your investment. Your common shares at any time may be worth less than you invested, even after taking into account the reinvestment of dividends and distributions which you receive. Before deciding to purchase any of our shares you should consider the following material risks:

No Operating History

         We are a newly organized company and have no history of operations.

Limited Experience of Our Advisor

         Our Advisor has limited experience managing a securities investment company like the Fund. Our Advisor began the substantial part of its current business activities in December 2003. As of May 3, 2004, our Advisor had $187 million of assets under management, consisting entirely of the assets of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund.

Concentration of Investments

         Our investment objective will concentrate our portfolio in the healthcare industry. A decline in the revenues or profitability of the healthcare industry generally is likely to cause a decline in the market values of healthcare securities in which we have invested and, consequently, a decline in the value of our common shares.

Non-Diversification Risk

         We are a non-diversified investment company. Our investments will be focused upon securities in only one industry. Also, because we are non-diversified, as defined in the Investment Company Act of 1940, or the 1940 Act, we may make a significant part of our investments in a limited number of securities. Because our investment portfolio will be less diversified than that of most other investment companies, the value of your investment in our common shares over time may be more volatile than an investment in a diversified fund.

Healthcare Industry Risks

         Our investment focus on healthcare securities creates risks, including the following:

         o The healthcare industry is highly regulated. The manufacture and distribution of medicines is generally controlled by the Federal Food and Drug Administration. The provision of medical services by hospitals, nursing homes and other healthcare providers is regulated by both federal and state laws. Similarly, the medical insurance industry is regulated by various state agencies and increasingly by the federal government. These laws and regulations are frequently changed. The failure of a healthcare company to comply with applicable laws and regulations can result in fines and other sanctions, including legal orders that a healthcare company cease doing business or spend considerable amounts in order to continue in business. Such fines or other sanctions may have a material adverse effect on the value of healthcare securities in which we invest.

         o Many healthcare companies are dependent upon government funding. Many hospitals receive a large percentage of their revenues from the federal Medicare program. Many nursing homes are dependent upon revenues from the Medicaid program, which is partially funded by the federal and state or local governments. The recent expansion of the Medicare program to include prescription drug benefits may make the pharmaceutical industry dependent upon government funding. Companies which provide ancillary medical services or prosthetic devices often receive substantial governmental revenues. The most important customers of many health insurers are various government agencies who purchase health care for government employees, military personnel, Medicare and Medicaid beneficiaries or other government dependents. The National Institutes of Health and other government agencies are among the most important sources of funding for healthcare research, including research conducted by some of the companies in which we may invest. Government funding is subject to budget constraints, political pressures and the competing needs of other government programs. In the recent past, limitations on government funding for certain healthcare programs, such as Medicare and Medicaid, have reduced or eliminated the profits of some healthcare companies and caused their securities to decline in value. Cut backs or changes in government funding for certain healthcare programs or companies can have material adverse effects upon the healthcare securities in which we invest.

         o Healthcare companies are subject to significant litigation risks. Various federal and state laws are intended to prevent fraud by healthcare companies, including submission of false claims for medical services. Recently, federal and state governments seem to be devoting increasing resources to anti-fraud litigation against healthcare companies. In some states, consumer advocacy groups have been created to monitor the quality of healthcare available and to bring litigation against healthcare companies. Many lawyers and some law firms now specialize in litigation against healthcare companies. In several instances, private litigation has succeeded in winning large awards against healthcare companies. The effect of this litigation has been to increase the costs of monitoring and reporting by healthcare companies. Also, the cost of liability insurance for healthcare companies has increased and may increase further so long as the present litigation environment affecting the healthcare industry continues. Adverse litigation results or continued cost increases affecting healthcare companies could reduce the value of healthcare securities in which we invest.

         o We expect that some of our investments will be in companies that spend considerable amounts on research and development activities. The successful development of a new drug or medical procedures can be profitable, but the development process often involves a high degree of risk. Unsuccessful research and development efforts can result in large losses which could affect the value of healthcare securities in which we invest.

Leverage Risks

         We intend to use leverage to increase our investments by issuance of fund preferred shares within three months following the completion of this offering, subject to market conditions, achievement of appropriate investment ratings from rating agencies on proposed fund preferred shares and approval by our board of trustees. We may also leverage by borrowing from banks or financial institutions. Utilization of leverage is a speculative investment technique which involves risks to you as a common shareholder. The principal risks arising from our use of leverage are as follows:

         o Our fund preferred shareholders and lenders will have priority claims to our income and assets over your rights as a common shareholder. Generally, this means they must be paid before you are paid distributions or proceeds of our liquidation.

         o If the market value of our investments declines, our asset value per common share will decline faster if we use leverage than it would decline if we did not use leverage.

         o If the yield from our investments declines, the yield or cash flow available for us to pay distributions to common shareholders will decline faster if we use leverage than it would decline if we did not use leverage.

         o The terms of our fund preferred shares, our borrowings or the rating agencies which rate our leverage instruments, may require covenants and guidelines which restrict our ability to operate, and these restrictions may limit our ability to pay distributions to common shareholders or otherwise require actions which are adverse to the interests of common shareholders.

         o Our obligations to pay distributions on and redeem fund preferred shares or to pay interest on and repay borrowings may cause us to liquidate investments during adverse market conditions which may result in losses.

The risks arising from leverage will be principally borne by our common shareholders, not by our fund preferred shareholders, our lenders or by our Advisor. See "Use of Leverage."

Interest Rate Risk

         We will be exposed to two principal types of interest rate risks:

         o The cost of distributions on any fund preferred shares and borrowings used for leverage will increase as interest rates increase. These increased costs may result in less net income available for distribution to you as a common shareholder.

         o When interest rates rise, the market values of dividend or interest paying securities usually fall. Because most of our investments will be in dividend or interest paying securities and because we expect to make regular distributions to our shareholders, both our net asset value and the market price of our common shares are likely to decline when interest rates rise.

We may enter into interest rate swap or cap transactions to hedge against changes in short term interest rates which affect the level of distributions on our fund preferred shares or our cost of borrowings. These hedges may mitigate, but will not eliminate, the impact on us of rising interest rates. If we enter an interest rate swap, a decline in short term interest rates may result in an increase in net amounts payable by us to the swap counterparty and a corresponding decline in the value of the swap. If we purchase an interest rate cap, a decline in short term interest rates may result in a decline in the value of the cap. If we enter into interest rate hedging transactions, a decline in short term interest rates may result in a decline in the net asset value of your common shares. See "Interest Rate Transactions."

Below Investment Grade Securities Risks

         The preferred shares and debt securities in which we may invest are sometimes referred to as "ratable securities". A ratable security is generally considered below investment grade if it is not rated at least Baa3, BBB-, or BBB- by Moody's Investors Services, Inc., or Moody's, Standard & Poor's, or S&P, or Fitch Ratings, Inc., or Fitch, respectively, or if the ratable security has characteristics which are comparable to below investment grade securities rated by Moody's, S&P or Fitch. Some or all of the ratable securities in which we will invest may be below investment grade and our investment policies do not limit our ownership in below investment grade securities to a maximum percentage of our managed assets or otherwise. In addition, none of our investments in common equity securities are expected to be rated. Lower rated securities tend to be more sensitive to adverse economic downturns or adverse individual company developments than more highly rated securities. Lower rated securities may provide only moderate protection of contractual or expected payments of interest, distributions, dividends or principal. For these reasons, these investments are considered speculative. Because we will invest in speculative securities, your investment in our common shares is likely to involve a greater risk of loss than an investment in a fund that focuses only on higher rated securities. Furthermore, the secondary markets in which lower rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could lower the price at which we can sell a lower rated security or cause large fluctuations in the net asset value of our common shares. If an issuer of lower rated securities defaults, we may incur additional expenses to seek recovery, or to foreclose on, take possession of and dispose of an issuer's assets, property or operations. If significant numbers of issuers whose securities we own default on their obligations to us, our ability to pay distributions to you may be impaired.

Small Company Risks

         The healthcare companies in which we invest may be small or medium sized companies compared to companies that are traded in capital markets generally. Many healthcare companies use debt leverage to finance their businesses. This combination of smaller equity capitalization and debt leverage may mean that securities issued by healthcare companies in which we invest may be more volatile than securities issued by larger, less leveraged companies. These facts can adversely affect our financial performance, especially if we purchase or sell large amounts of an individual security within a short time.

Liquidity Risks

         A significant portion of our portfolio of investments may be in debt securities. Some of the debt and other securities in which we will invest may not be registered with the SEC, some may not be regularly traded on an established market or on any organized market and some may be new series of securities or issued by new companies and will therefore have no prior trading history. Investments in these types of illiquid securities involve special risks. For example, we may not be able to quickly dispose of these securities at prices which we might be able to obtain if these securities were widely traded on established markets. If we find the market for these investments to be illiquid at the time we determine to sell these investments to meet our distributions, or our leverage or other obligations or to accommodate changes in our portfolio of investments considered desirable by our Advisor, we may need to increase our leverage or sell other investments, either of which could increase other risks, reduce our net asset value or limit the future potential returns on our shares. Limited liquidity can also depress the market price of securities and, as a result, could depress the market price of our shares, our ability to use leverage and our capacity to make distributions to our shareholders.

Financial Market Risk

         Your investment in our common shares will represent an indirect investment in the healthcare securities owned by us. Some of the securities we will own are traded on a national securities exchange or in the over the counter markets. The prices of these shares and other securities of healthcare companies in which we will invest will fluctuate from day to day and may decline in value. The net asset value of the Fund may be affected by a decline in financial markets in general. We intend to utilize leverage, which magnifies financial market risks.

Credit Risk

         Our ability to collect payments due to us by the issuer or guarantor of our investments in debt and other ratable securities or from the counterparty to a derivatives or other contract is generally dependent upon the creditworthiness of the issuer or counterparty. The risk that an issuer of a security or a contract obligor does not make anticipated payments is known as credit risk. Adverse changes to an issuer's or obligor's financial position or business prospects generally increase credit risk and lower the value of investments which are dependent upon payments from that issuer or obligor. Generally, lower rated securities have greater associated credit risk than higher rated securities. If an issuer suffers adverse changes to its financial condition, the market value of that issuer's ratable securities generally will decline. If a rating agency lowers its rating of a security, the market value of that security generally will decline. Lowered ratings from rating agencies or real or perceived declines in creditworthiness of an issuer of securities in which we invest will lower the value of our portfolio of investments and may cause the value of your investment in our common shares to decline.

Market Discount Risk

         Shares of closed end investment companies frequently trade at a discount to net asset value. We can provide you no assurance regarding the trading price of our common shares. The trading price of our common shares will be determined generally by the comparative number of common shares offered for purchase or sale at any time. Similarly, the value of our portfolio securities will move up and down primarily based on interest in buying or selling those securities. Accordingly, our net asset value will fluctuate and we cannot predict if our common shares will trade at, above or below our net asset value.

Redeemable Securities Risks

         Many of the debt securities in which we will invest include prepayment rights at prices either fixed or determined by formula. Many of the preferred securities in which we will invest have no maturity date, require perpetual payment of a fixed coupon and provide their issuer a right of redemption at a fixed price. If we purchase these securities at a price that is in excess of their redemption price, and if issuers of these securities exercise their redemption rights, we may not realize the value for the premium we paid and we may be unable to reinvest the proceeds we receive to achieve as much income as we received on the redeemed securities.

Convertible Securities Risks

         We expect that some of our investments will be in convertible securities. Generally, upon issuance, convertible securities offer lower yields than non-convertible securities. A convertible security grants the holder an option to either hold the security and collect contractual interest and principal payments from the issuer; or exchange the security for different securities, typically common shares of the issuer. As a result of this option, convertible securities have characteristics of both equity and debt securities. When investors believe that conversion may result in greater value than holding the security without conversion, the security will generally exhibit risks similar to risks associated with that company's equity securities. When investors believe that holding the security is likely to produce greater value than conversion, the security will generally exhibit risks similar to risks associated with debt securities generally and that issuer's debt securities in particular.

Anti-Takeover Provisions

         Our declaration of trust and bylaws contain provisions which limit the ability of any person to acquire control of the Fund or to convert the Fund to an open end investment company. For example, our board of trustees may strictly enforce the provisions in our declaration of trust that prohibit any person or group from owning more than 9.8%, in the aggregate by value as well as by class, of our common shares. These provisions may have the effect of depriving you of the ability to sell your common shares at a premium to their market value. See "Certain Provisions in the Declaration of Trust."

Market Disruption Risk

         Since 2001, the impact of terrorist attacks, the war in Iraq and instability in the Middle East have caused volatility in some securities markets and may have long term negative effects on those markets. In particular, periods of volatility due to world events in the past have led to acute declines in the value of unrated and non-investment grade rated securities, including the securities in which we intend to invest. Future terrorist activity, war or instability could have similar effects and may cause the value of our investments, our net asset value and the value of your common shares to decline.

Inflation Risk

         Inflation risk is the risk that the value of income from investments will be worth less in the future. As inflation increases, the real value of your common shares and distributions may decline. In addition, during periods of rising inflation, distributions rates on fund preferred shares and interest costs on borrowings likely will increase, which would tend to further reduce returns to you as a common shareholder.

                                 USE OF PROCEEDS

         The net proceeds of this offering of common shares will be $________. We have granted the underwriters an option to purchase up to an additional ______ common shares within 45 days of this prospectus at the public offering price to cover over allotments. If the underwriters exercise their over allotment option in full, the net proceeds of this offering will be $________. The Fund will pay all of its organizational costs and offering expenses up to $0.05 per common share sold to the public, or $______, or $_____, if the underwriters exercise their over allotment option in full. This payment may include payment of costs previously paid by our Advisor. Our Advisor has agreed to pay all of the organizational costs and offering expenses, excluding the sales load, which exceed $0.05 per common share sold to the public. We expect to invest the net proceeds of the offering in a manner consistent with the investment objective and policies described in this prospectus. We currently anticipate that we will be able to invest substantially all of the net proceeds within three months after the initial closing of this offering. Pending investment in accordance with our investment objective and policies, we anticipate that the net proceeds will be invested in U.S. government securities or other high quality, short term money market instruments, including shares of money market funds managed by one or more of the underwriters.

                                    THE FUND

         We are a newly organized, non-diversified, closed end management investment company registered under the 1940 Act. We were organized as a Massachusetts business trust on May 11, 2004. We intend to apply to list our common shares on the AMEX under the symbol "RCR" subject to notice of issuance. Our principal place of business is located at 400 Centre Street, Newton, Massachusetts 02458, and our telephone number is 617 332 9530.

                        INVESTMENT OBJECTIVE AND POLICIES

         Our investment objective is to provide high total return to shareholders through a combination of capital appreciation and current income by investing in equity and debt securities issued by healthcare companies. This investment objective is fundamental, meaning it cannot be changed without common shareholder approval as described in the SAI. To achieve our objective we intend to operate as follows:

Concentration. We intend to concentrate our investments in the U.S. healthcare industry. Under normal market conditions and after the initial investment period following this offering, at least 90% of our total investments will be in securities of healthcare companies.

Types of Securities. Under normal market conditions and after the initial investment period following this offering our investments will generally include:

          o     common shares;
          o     preferred shares;
          o     debt securities; and
          o     convertible debt and preferred securities.

         For purposes of our investment policies, a healthcare company is an entity which directly or indirectly derives at least 50% of its revenues from, or has at least 50% of its assets invested in: (i) the ownership or operation of, or investment in, hospitals, hospices, nursing homes, assisted or independent living facilities, senior living accommodations, rehabilitation centers, clinics, laboratories, or other healthcare facilities; (ii) the sale, distribution, manufacture or development of pharmaceuticals or medical related instruments, devices, supplies or equipment; (iii) the health or medical insurance business, including the business of reinsuring health or medical insurers; (iv) the business of providing medical products, care, services or education; and (v) any entity which directly or indirectly derives at least 50% of its revenues, or has at least 50% of its assets invested in, the business of providing products, services or facilities to healthcare companies.

Common Shares. Common shares represent the equity ownership of a company. Common shareholders generally elect directors and are entitled to vote on the issuing company's major transactions. Common shareholders generally have no entitlement to dividends, but they receive dividends when and as declared by boards of directors or boards of trustees. Our Advisor will evaluate a number of factors in deciding whether to invest in common shares of individual companies. These factors will include the financial condition of the companies, the segment of the healthcare industry in which the companies do business, the economic and market conditions affecting the companies, the companies' growth potential, the security of the companies' current common shares, the potential for increases in the common share prices and our Advisor's assessment of the quality of the companies' managements.

Preferred Shares. Preferred shares pay fixed or floating distributions to investors and have a preference over common shares in the payment of distributions and the liquidation of the issuing companies' assets. This means that companies generally must pay distributions on their preferred shares before paying any distributions on their common shares. Preferred shareholders usually have no or limited rights to vote for corporate directors or on other matters. The relative percentage of preferred shares compared to other types of securities in our investment portfolio will vary over time based on our Advisor's assessment of market conditions. In deciding whether to invest in preferred shares and in which preferred shares to invest, our Advisor expects to consider the securities available, the yields available, the ratings applicable to the preferred shares, the trading liquidity of the particular issuances of preferred shares, issuers' call rights, if any, applicable to the preferred shares and the quality of the issuing companies generally.

Convertible Securities. Convertible securities are securities which may be exchanged for different securities. The most common forms of convertible securities are debt securities or preferred shares that may be exchanged for common shares of the same issuer at a fixed exchange ratio at the option of the convertible securities holders. In deciding whether to invest in convertible securities, our Advisor will consider the investment characteristics of the primary security such as the ratings and the interest rates or dividend yields, the investment characteristics of the securities into which the convertible securities may be exchanged and the terms applicable to the exchange transactions such as timing of the exchange elections and the ability of the issuers to compel or accelerate exchange decisions and our Advisor's assessment of the quality of the issuing companies and their managements.

Debt Securities. Debt securities are borrowing obligations. Debt securities may be secured by the assets of the borrower or they may be unsecured. Unsecured debt securities may be senior debt which rank equally with most other debt obligations of an issuer or subordinated debt which generally is not paid until senior debt is satisfied. Some debt securities are issued by subsidiaries of a parent company and some are issued directly by a parent company or are guaranteed by the parent company. In deciding whether to invest in debt securities, our Advisor will consider the ratings of the debt securities, the interest rates and other terms applicable to the debt securities and the risk and business characteristics of the issuers.

Non-Investment Grade Ratable Securities. Generally, preferred shares and debt securities, including securities exchangeable for or convertible into common equity shares, are considered ratable. Most ratable securities are rated by one or more nationally recognized rating agencies, Moody's, S&P or Fitch. Securities which are not investment grade rated are considered to have speculative characteristics with regard to their capacities to pay interest, distributions or principal according to stated terms. Debt securities that are not investment grade quality are commonly referred to as junk bonds. Under current market conditions, we expect that a significant portion of our managed assets will be non-investment grade ratable securities and our investment policies generally do not limit the percentage of our portfolio which may be invested in non-investment grade ratable securities.

Related Party Investments. Our Advisor is the investment manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund, and an affiliate of our Advisor is the manager for each of Senior Housing, HRPT and Hospitality Properties Trust, or Hospitality Properties, a company which owns hotels, and provides services to Five Star. The Fund will not invest in any securities issued by RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, Senior Housing, HRPT, Five Star or any other company which is affiliated with us or our Advisor.

Defensive Positions. In anticipation of, or in response to, adverse market conditions or for cash management purposes, we may temporarily hold all or any portion of our assets in cash, money market instruments, shares of money market funds, investment grade bonds or other investment grade debt securities so that less than 90% of our total investments are in securities of healthcare companies. As a result, we may not achieve our investment objective during these times. If we decide to hold some of our assets in cash, we may invest our cash reserves in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized repurchase agreements, commercial paper and shares of money market funds.

                                 USE OF LEVERAGE

         Within three months after completion of this offering, subject to market conditions and other factors, we intend to issue fund preferred shares and use the proceeds to make additional investments. Initially, we expect these fund preferred shares will be equal in amount to approximately 35% of our managed assets immediately after their issuance; however, we may revised the amount of leverage we employ at any time and from time to time without notice to shareholders based on market conditions, costs of issuance or servicing leverage or other factors considered relevant by our Advisor or our board of trustees. We may also leverage by borrowing. Any distributions on and redemptions of our fund preferred shares and payments of interest and repayments of principal on our borrowings will have priority rights to our income and assets over the distributions payable to you as a common shareholder. Our use of leverage will magnify the net increases and decreases in our net asset value per common share. Changes in the value of our portfolio securities, including costs attributable to leverage, will be borne entirely by you as a common shareholder.

Leverage Restrictions. Under the 1940 Act, we are not permitted to issue preferred shares unless immediately after the issuance the value of our total assets is at least 200% of the sum of the liquidation value of our outstanding preferred shares plus any borrowings (i.e., the liquidation value plus any borrowings may not exceed 50% of our total assets less liabilities other than borrowings). In addition, we are not permitted to declare distributions on our common shares unless at the time of such declaration our total assets value less liabilities other than borrowings is at least 200% of the liquidation value of our outstanding fund preferred shares. If fund preferred shares are issued, we intend to purchase or redeem fund preferred shares to the extent necessary to maintain the 200% liquidation value coverage of those shares. If fund preferred shares are issued, we expect that fund preferred shareholders will have the right to elect at least two but less than a majority of our trustees. Also, if we failed to pay required dividends on fund preferred shares, those shareholders may be able to elect a majority of our trustees and we may be prohibited from paying distributions to common shareholders.

         Under the 1940 Act, we generally are not permitted to borrow unless immediately after the borrowing the value of our total assets less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount (i.e., borrowings may not exceed 33 1/3% of our total assets less liabilities other than borrowings, except that we may borrow up to an additional 5% of our total assets for temporary purposes). In addition, we are not permitted to declare any cash distribution or other distribution to you as a common shareholder unless, at the time of such declaration, the value of our total assets, less liabilities other than the principal amount represented by borrowings is at least 300% of such principal amount after deducting the amount of such distribution.

         If we use leverage, and if our investment portfolio declines in value, we may need to sell investments to raise sufficient capital to maintain these asset coverage requirements. Any sale of investments to meet asset coverage requirements may result in less proceeds to us than we would have been able to generate if we had maintained our investments for a longer period. Failure to maintain asset coverage requirements could result in requirements to redeem some or all of our fund preferred shares or a default of our debt obligations. Our failure to pay dividends or make distributions could result in our ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, or the Code, which could have a material adverse effect on the value of your common shares.

         We may be subject to certain restrictions imposed by the terms of our fund preferred shares, by lenders under future borrowings, or by guidelines required by rating agencies in connection with fund preferred share issuances or borrowings. These restrictions, covenants or guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. However, it is not anticipated that these covenants will impede our Advisor from managing our portfolio in accordance with our investment objective; and, if our Advisor believes that such restrictions, covenants or guidelines would impede our ability to meet our investment objective, we will not issue fund preferred shares or borrow, or we may discontinue use of leverage.

Impact of Leverage. Assuming that leverage will (1) will be equal in amount to 35% of our managed assets after such leverage, and (2) require distributions on fund preferred shares at an annual average rate of 5.00%, then the income generated by our portfolio (net of estimated expenses) must exceed approximately 1.75% of our managed assets in order to cover these distributions or payments. Of course, these numbers are merely estimates, used for illustration. Actual payment or distribution rates may vary frequently and may be significantly higher or lower than this rate.

         The following table is designed to illustrate the effect of leverage on your total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in our portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what our investment portfolio returns will be. The table further assumes our issuance of fund preferred shares in an amount equal to 35% of our managed assets after such issuance an effective annual preferred share distribution payment rate of 5%. The table does not reflect any offering costs of common shares or fund preferred shares.

Assumed portfolio total return.....................     (10.00)%         (5.00)%          0.00%         5.00%          10.00%
Corresponding return to common shareholder.........     (18.08)%        (10.38)%         (2.69)%        5.00%          12.69%

         Your total return shown on this chart is composed of two elements: common share distributions we pay to you (the amount of which is largely determined by our net investment income after distributions on fund preferred shares, if any) and realized and unrealized gains or losses on the value of the securities we own.

         During the time in which we are using leverage, the amount of the fees paid to our Advisor will be higher than if we did not utilize leverage because these fees will be calculated based on our managed assets.

Other Borrowings. We may also borrow money on a temporary basis for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of our securities.

                           INTEREST RATE TRANSACTIONS

         In connection with our use of leverage, we may enter into interest rate swap or cap transactions. Interest rate swaps involve our agreement to make fixed rate payments in exchange for another party's agreement to make variable rate payments to us or vice versa. We may also use an interest rate cap, which would require us to pay a premium, usually up front, to another party. If we use an interest rate cap, to the extent that a specified variable rate index exceeds a predetermined fixed rate, we would be entitled to receive payments equal to the excess multiplied by a notional amount. We intend to use interest rate swaps or caps only with the intent to reduce the risk that an increase in short term interest rates could have on your common shares as a result of leverage, but our use of interest rate swaps or caps is unlikely to eliminate this risk.

         The use of interest rate swaps and caps is a specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Depending on the level of interest rates in general, our use of these interest rate instruments could enhance or harm the overall performance of your common shares. To the extent interest rates decline, the net amount we pay under the interest rate swap could increase and the value of the swap or cap could decline, lowering the net asset value of your common shares. In addition, if short term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce your common share net earnings. If, on the other hand, short term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance your common share net earnings if we receive payment. Buying interest rate caps could enhance the performance of your common shares by limiting our leverage expense. Buying interest rate caps could also decrease the net earnings of our common shares if the premium paid by us for the interest rate cap is more than the additional amount we would have been obligated to pay on our debt securities had we not entered into the interest rate cap agreement. We do not intend to enter into interest rate swap or cap transactions in a notional amount that would exceed the outstanding amount of our leverage.

         Interest rate swaps and caps do not generally require us to deliver securities or other underlying assets or principal, although we may pledge some of our assets to serve as collateral for our payment obligations under an interest rate swap. Accordingly, our risk of loss with respect to interest rate swaps is usually limited to the net amount of interest payments that we are contractually obligated to make. If the other party defaults, we would not be able to use the anticipated net receipts under the swap or cap to offset our preferred share distributions or interest payments on our borrowings, if any. Depending on whether we would be entitled to receive net payments from the other party on the swap or cap, which in turn would depend on the general state of short term interest rates at that time, such a default may also negatively impact our common share values. Although we cannot guarantee that the other party does not default, we will not enter into an interest rate swap or cap transaction with any party that our Advisor believes does not have the financial resources to honor its obligations under the interest rate swap or cap transaction. Further, our Advisor will monitor the financial stability of any other party to an interest rate swap or cap transaction in an effort to protect our investments.

         At the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that we will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transaction. If this occurs, it could negatively impact our income and common share value.

         We may choose or be required to reduce or eliminate our use of fund preferred shares or borrowings. This may cause us to terminate early all or a portion of any swap or cap transaction. Early termination of a swap may result in a termination payment by or to us. We may also incur financial penalties associated with early termination.

         In connection with our use of leverage, we may purchase or sell futures or options on futures, activities which are described in the SAI.

                             MANAGEMENT OF THE FUND

Investment Advisor

         Our Advisor has a limited history, having begun the substantial majority of its current business activities in December 2003. As of May 3, 2004, our Advisor had $187 million of assets under management, consisting of the assets of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund. Our Advisor is an affiliate of Reit Management and Research LLC, or Reit Management. Reit Management provides advice on real estate investments, property management services and research to Senior Housing, HRPT, Hospitality Properties and various other real estate companies and certain services to Five Star. Together the companies managed by Reit Management have a total market capitalization as of May 3, 2004, of $9.3 billion. Senior Housing owns 151 healthcare facilities, including nursing homes, assisted living and independent living facilities and has provided $1.5 billion of financing to healthcare companies. Among other investments, HRPT owns an approximately $800 million portfolio of biotech research properties, clinical laboratories and office buildings leased to pharmaceutical companies, medical providers and health insurers. Five Star owns, operates and leases healthcare and senior living facilities which contain over 14,000 living units and provides pharmaceutical products and services. We believe that the affiliation of our Advisor and its personnel with Reit Management, Senior Housing, HRPT and Five Star may afford us a competitive advantage in evaluating healthcare companies and the securities which are issued by healthcare companies. However, our Advisor has only limited experience, and neither of our Advisor nor any of its affiliates has prior experience in managing a healthcare securities business like the Fund. Our Advisor is located at 400 Centre Street, Newton, Massachusetts 02458, and its telephone number is 617-796-8238.

Trustees and Officers

         The overall management of our business is controlled by our board of trustees. Our board of trustees approves all significant agreements between us and companies providing services to us. Our day to day operations are delegated to our officers and to our Advisor, subject always to our objectives, restrictions and policies and to the general supervision of our board of trustees. Two of our trustees are the beneficial owners of our Advisor. Some of our officers are also officers of Reit Management and its affiliates. The names and business addresses of our trustees and officers and their principal occupations and other affiliations during the last five years are set forth under "Management of the Fund" in the SAI.

Portfolio Managers

         Our portfolio managers are:

Barry M. Portnoy. Mr. Portnoy is one of our trustees and has been a portfolio manager and trustee of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund since their inception in December 2003 and April 2004, respectively. He is also a Managing Trustee of Senior Housing, HRPT Properties, and Hospitality Properties and he has held those positions since these companies began business in 1999, 1986 and 1995, respectively. Mr. Portnoy is also a director of Five Star and has held this position since it was spun off from Senior Housing in 2001. He is also a Director and 50% beneficial owner of Reit Management and of our Advisor and a Vice President of our Advisor.

Thomas M. O'Brien. Mr. O'Brien is our President and has been the President and a portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund since their inception. Mr. O'Brien joined Reit Management in April 1996 and has held various positions with Reit Management and companies which it manages since then. He has been President and a Director of our Advisor since its formation.

Advisory Agreement

         Under our investment management agreement with our Advisor (the "Advisory Agreement"), our Advisor has agreed to provide us with a continuous investment program, to make day to day investment decisions for us and generally to manage our business affairs in accordance with our investment objective and policies, subject to the general supervision of our board of trustees. Our Advisor also provides persons satisfactory to our board of trustees to serve as our officers. Our officers, as well as our other employees and trustees may be directors, trustees, officers or employees of our Advisor and its affiliates.

         Pursuant to the Advisory Agreement, we have agreed to pay our Advisor a management fee for its investment management services computed at the annual rate of 0.85% of our managed assets (which includes assets attributable to fund preferred shares and the principal amount of borrowings), payable monthly. Assuming we issue fund preferred shares in an amount equal to 35% of our managed assets after such issuance of fund preferred shares, the annual fee that we would pay to the Advisor would be 1.30% of net assets attributable to our common shares, i.e., not including amounts attributable to fund preferred shares. For the first five years of our operation, our Advisor has contractually agreed to waive a portion of its management fee equal to 0.25% of our managed assets. Assuming we issue fund preferred shares in an amount equal to 35% of our managed assets, the fee waiver would be equal to 0.38% of our managed assets attributable to our common shares per year. Our Advisor has also agreed to pay the underwriter $0.375 per share, or 1.5% of the issue price, issued to the public and to pay all the organizational costs and the expenses of this offering, excluding the sales load, which exceed $0.05 per share for all common shares issued, excluding shares sold, if any, to affiliates, officers and directors of our Advisor.

         In addition to the fee paid to our Advisor, we pay all other costs and expenses of our operations, including, but not limited to, compensation of our trustees (other than those affiliated with our Advisor), custodian, transfer agency and distribution disbursing expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities subsequent to this offering, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer our dividend reinvestment plan and taxes, if any.

Administration Agreement

         Our Advisor performs administrative functions for us pursuant to an Administration Agreement. Under the supervision of our Advisor, State Street Bank and Trust Company has been selected as subadministrator to provide us with substantially all of our fund accounting and other administrative services, as more completely described in our SAI. Administrative costs are reimbursed to our Advisor and consist of out of pocket or other incremental expenses, including allocations of costs incurred by us, our Advisor and its affiliates and payments to State Street. The fee paid to State Street is computed on the basis of our managed assets at an annual rate equal to ___% of the first $250 million in assets, ___% of the next $250 million, ___% of the next $250 million and ___% of such assets in excess of $750 million, with a minimum fee of $_______. State Street is paid monthly.

                                NET ASSET VALUE

         Determinations of the net asset value of our common shares are made in accordance with generally accepted accounting principles. We determine the net asset value of our common shares on each day the New York Stock Exchange is open for business, as of the close of the customary trading session (normally 4:00 p.m. eastern time), or any earlier closing time that day. We determine net asset value per common share by dividing the value of our securities, cash and other assets (including interest accrued but not collected) less all of our liabilities (including outstanding borrowings and accrued interest thereon, accrued expenses and distributions payable) and less the liquidation preference of fund preferred shares outstanding, if any, by the total number of common shares outstanding. We value portfolio securities for which market quotations are readily available at market value as indicated by the last sale price on the security's principal market on the date of valuation. If there has been no sale on that day, the securities are valued at the average of the closing bid and ask prices on that day. If no bid or asked prices are quoted on that day, the securities are then valued by methods as determined by our board of trustees in good faith to reflect fair market value. If events occur that materially affect the value of a security between the time trading ends in a security and the close of the customary trading session on the security's principal market, we may value that security at its fair value as determined in good faith by our board of trustees. We value money market investments maturing within 60 days of our purchase date on the amortized cost basis. We value all other securities and assets at their fair value. The effect of using fair value pricing is that our common shares' net asset value will be subject to the judgment of our board of trustees instead of being determined by the market.

         Depending on the applicable interest rate environment, any swap transaction that we enter into may have either a positive or negative value for purposes of calculating net asset value. Any cap transaction that we enter into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to us under such transactions will be our assets and accrued payments by us will be our liability.

                                  DISTRIBUTIONS

         We intend to make regular monthly distributions to you. We expect to declare our first distribution to you within approximately 45 days, and pay this distribution to you approximately 60 to 90 days, after the date of the initial closing of this offering. The amount of our distributions and our distributions policy will be subject to periodic review and change by our board of trustees based upon our performance, our expected performance and other factors considered from time to time.

         We expect to derive primarily ordinary income from interest we receive on debt securities. The distributions on some of the preferred and equity securities which we own may be qualified dividend income which is currently entitled to lower tax rates under the Code. Our income will be reduced by the expenses we incur. The 1940 Act allows us to distribute ordinary income at any time and from time to time. Capital gain or loss may be generated by us when we sell our investments for amounts different than their adjusted tax basis or if any of the distribution we receive from certain investments is classified by the issuer as capital gain income. The 1940 Act generally does not permit us to distribute capital gain income more than once per year unless we obtain exemptive relief from the SEC. Our distributions of capital gains to individuals will be generally taxed at a maximum 15% rate under the Code.

Level Rate Dividend Policy

         We expect to make distributions to you in equal amounts each month. This is referred to as a "level rate dividend policy". Because the 1940 Act generally limits our distribution of capital gains to once per year and the Code limits our ability to retain capital gains, a level rate dividend policy may require us to make a distribution of capital gains to you during the last part of a calendar year which is larger than or in addition to the amount we expect we could maintain on a regular monthly basis.

Managed Dividend Policy

         An application has been made to the SEC for exemptive relief under the 1940 Act which would allow us to implement a policy referred to as a "managed dividend policy." In effect, a managed dividend policy will allow us to allocate, shortly after the end of each year, portions of each distribution which are to be treated by you as ordinary income, capital gains, or otherwise. If relief is granted by the SEC and we adopt a managed dividend policy, it may have the effect of eliminating or reducing the distribution variability that can be associated with a level rate dividend policy. We believe that such a reduction in variability may make it possible for us to pay regular distributions which are higher than those we might pay under a level dividend policy and that a managed dividend policy will permit a fairer allocation to our shareholders of our periodic distributions among income and capital gains which is more in accord with our shareholders' normal expectations than may be possible under a level dividend policy. There is no guarantee that we will receive an exemptive order which permits a managed dividend policy, or if received that our trustees will implement such a policy.

                           DIVIDEND REINVESTMENT PLAN

         We have adopted a dividend reinvestment plan, or the Plan, which is sometimes referred to as an "opt out plan." You will have all of your cash distributions invested in our common shares automatically unless you elect to receive cash. As part of this Plan, you will also have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter and must be for a minimum of $100 per quarter. EquiServe Trust Company, N.A. and EquiServe, Inc., an affiliate of EquiServe Trust Company, N.A. and a transfer agent registered with the SEC acting as service agent for EquiServe Trust Company, N.A., as agent for the common shareholders, or together, the Plan Agent, will receive your distributions and your additional cash payments under the Cash Purchase Option and either purchase our common shares in the open market for your account or directly from us. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by EquiServe as our paying agent.

         If you decide to participate in the Plan, the number of common shares you will receive will be determined as follows:

         (1) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the Plan Agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for our common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by us. In the event it appears that the Plan Agent will not be able to complete the open market purchases prior to the next ex-dividend date, we will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

         (2) If, on the payment date of the distribution, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, we will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

         The Plan Agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

         You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, the Plan Agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the Plan Agent will sell your shares in the Plan and send you the proceeds, minus brokerage commissions to be paid by you.

         The Plan Agent's administrative fees will be paid by us. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option. We may amend or terminate the Plan or the Cash Purchase Option if our board of trustees determines the change is warranted. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to Plan participants.

         Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. The automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of distributions even though you will not receive any cash.

         All correspondence about the Plan should be directed to EquiServe Trust Company N.A., at P.O. Box 43010, Providence, RI 02940-3010 or by telephone at 1-800-426-5523.

                              DESCRIPTION OF SHARES

Common Shares

         Our declaration of trust authorizes our issuance of an unlimited number of common shares. Our common shares have a par value of $.001 per share. As of the date of this preliminary prospectus, there is one of our common shares outstanding, held by our Advisor. Our board of trustees may determine to issue additional common shares without shareholder approval. All common shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Our common shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

         If fund preferred shares are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless all accrued and payable distributions on fund preferred shares have been paid, and unless asset coverage, defined in the 1940 Act, with respect to fund preferred shares is at least 200% after giving effect to your distributions. Similarly, if borrowings are outstanding, you, as a common shareholder, will not be entitled to receive any distributions from us unless asset coverage, as defined in the 1940 Act, with respect to outstanding borrowings is at least 300% after giving effect to your distributions.

         We intend to apply to list our common shares on the AMEX under the symbol "RCR". We intend to hold annual meetings of shareholders beginning in 2005.

         Unlike open end funds, closed end funds like us do not continuously offer shares and do not provide daily redemptions. Rather, if you determine to buy additional common shares or sell shares you already hold, you may do so by trading on the exchange through a broker or otherwise. Shares of closed end funds, like us, frequently trade on an exchange at prices lower than net asset value and during some periods trade at prices higher than net asset value. Typically, net asset value of your common shares is lower immediately following an offering due to sales load and offering costs. If and when we issue additional common shares or fund preferred shares, the net asset value of your common shares will be reduced by those underwriting fees and issuance costs.

         The market value of your common shares may be influenced by such factors as relative demand for and supply of our shares in the market, distribution levels (which are affected by income and expenses), portfolio quality, net asset value, general market and economic conditions, and other factors, many of which are beyond our control. We cannot assure you that your common shares will trade at a price equal to or higher than our net asset value. Our common shares are designed primarily for long term investors, and you should not view us as a vehicle for trading purposes.

Fund Preferred Shares

         Our declaration of trust authorizes our issuance of an unlimited number of fund preferred shares, in one or more series, with rights as determined by our board of trustees. Such shares may be issued by action of our board of trustees without your approval. The Fund will bear the costs associated with any issuance of fund preferred shares. As of the date of this prospectus, no preferred shares have been issued.

         Any offering of fund preferred shares will be subject to market conditions, our receipt of a credit rating from Moody's, S&P or Fitch at levels our board of trustees determines appropriate to effectively sell the fund preferred shares and to their continued belief that leveraging our capital structure through the issuance of fund preferred shares will benefit our shareholders. Although the terms of our fund preferred shares will be determined by our board of trustees (subject to applicable law and our declaration of trust), based upon present market conditions, we expect fund preferred shares which are issued may require cumulative distributions at rates determined over relatively short periods (such as 7 or 28 days) and that this distribution rate will periodically be redetermined through an auction or remarketing procedure. Based upon our understanding of the present market for fund preferred shares issued by investment companies similar to us, we estimate that the preference on distribution, liquidation preference, voting rights and redemption provisions of our fund preferred shares would likely be as stated below:

Distribution Preference. Our fund preferred shares will have complete priority over our common shares regarding distributions. No distributions to our common shareholders will be permitted unless distributions to our fund preferred shareholders are current.

Liquidation Preference. In the event of our voluntary or involuntary liquidation, dissolution or the winding up of our affairs, holders of our fund preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid distributions thereon, whether or not declared) before any distribution of assets is made to you as a common shareholder.

Voting Rights. Our fund preferred shares may be required to have equal voting rights with you, as a common shareholder. Except as otherwise indicated in this prospectus or the SAI and except as otherwise required by applicable law, holders of our fund preferred shares will vote together as a single class with you and our other common shareholders.

         We expect that holders of our fund preferred shares, voting as a separate class, will be entitled to elect at least two but less than a majority of our trustees. The remaining trustees will be elected by our common shareholders, as well as holders of our fund preferred shares, voting together as a single class. In the event that two full years of accrued distributions are unpaid on our fund preferred shares, the holders of all outstanding fund preferred shares, voting as a separate class, will be entitled to elect a majority of our trustees until all distributions in arrears have been paid or declared and set apart for payment. In order for us to take certain actions or enter into certain transactions, a separate class vote of holders of our fund preferred shares may be required, in addition to the combined class vote of the holders of our fund preferred shares and our common shares.

Redemption, Repurchase and Sale of Fund Preferred Shares. The terms of our fund preferred shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated distributions. The terms may also state that we may tender for or repurchase fund preferred shares.

Other Terms for Fund Preferred Shares. The foregoing description of fund preferred shares is based upon what we believe to be current market terms. However, if market conditions change we may decide to issue fund preferred shares on materially different terms. Our issuance of fund preferred shares will also be restricted by certain provisions of the 1940 Act. See "Use of Leverage" and "Risk Factors -- Leverage Risks."

                                   BORROWINGS

         Our declaration of trust authorizes us, without prior approval of our shareholders, to borrow money. We may issue notes or other evidence of indebtedness including bank borrowings or commercial paper, and may secure any such borrowings by mortgaging, pledging or otherwise subjecting all or substantially all our assets as security. Our declaration of trust authorizes our board of trustees to pledge all or substantially all our assets to secure our borrowings without shareholder approval. In connection with such borrowing, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fees to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations. Borrowings by us are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements we enter into related to borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Leverage."

Distribution Preference. A lender's rights to receive interest on, and repayment of, principal of borrowings will be senior to your rights as a shareholder. The terms of our borrowings may contain provisions which limit our activities, including the payment of distributions to common shareholders, in some circumstances. See "Risk Factors -- Leverage Risks."

Voting Rights. In certain circumstances, the 1940 Act grants our lenders voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair our status as a regulated investment company under the Code, we, subject to our ability to liquidate our assets, intend to repay our borrowings.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, you, as a shareholder of a Massachusetts business trust, are entitled to the same limitations of liability as shareholders of private, for profit corporations. There is a remote possibility, however, that you could, under certain circumstances, be held liable for our obligations to the extent the courts of another state refused to recognize such limited liability in a controversy involving our obligations. Our declaration of trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument that we or our trustees enter. Our declaration of trust provides for indemnification out of our property of any shareholder held liable on account of being or having been our shareholder. Thus, the risk of your incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize Massachusetts law concerning limited liability of shareholders of a Massachusetts business trust, the complaining party is held not to be bound by our disclaimer and we are unable to meet our indemnification obligations.

         Our declaration of trust contains provisions that could limit the ability of other entities or persons to acquire control of us or to convert us to an open end fund, including, but not limited to, the following:

         o Our board of trustees is divided into three classes having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the terms of only one class of trustees expires and new trustees are elected for terms of three years. This provision of our declaration of trust could delay for up to two years the replacement of a majority of our board of trustees.

         o The number of our trustees is currently five. However, our board of trustees may increase the number of trustees. Vacancies on our board of trustees, including vacancies caused by an expansion in our board of trustees, may be filled by a majority action of our trustees then in office. These provisions of our declaration of trust may prevent a change in the majority of our board of trustees for longer than two years.

         o Our trustees may only be removed from office for cause and by a vote of 75% of our shareholders, which were entitled to vote for election of such trustee.

         o Our declaration of trust contains provisions which restrict any one person or group of persons from owning more than 9.8% of our common shares by vote or by value.

         o The affirmative vote of 75% of our board of trustees and of 75% of each class of our shareholders entitled to vote on the matter is required to convert the Fund from a closed end to an open end investment company.

         o Except as otherwise provided in this prospectus, the following actions require the affirmative vote or consent of at least a majority of the trustees then in office and of at least 75% of our shareholders:

                  o the merger, consolidation, reorganization or recapitalization of the Fund to combine the Fund with another entity;

                  o the sale, lease or transfer of all or substantially all of our assets; or

                  o        the liquidation or termination of the Fund; and

                  provided, further, if any of the foregoing actions are approved by 75% of our board of trustees then in office, then the shareholders vote required to accomplish these actions shall be eliminated unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of either the voting shareholders or the least amount permitted by applicable law.

         o Notwithstanding the above, only a majority vote of our board of trustees then in office is required to encumber, pledge or secure all or substantially all our assets in connection with our use of leverage.

         o The provisions of our declaration of trust, including those described above, may only be amended by the affirmative vote of a majority of our board of trustees then in office and 75% of all our shareholders; provided, however, that only a majority vote of our board of trustees is required to change the domicile of our existence without changing the substance of our declaration of trust; and, provided, further, that if the amendment is approved by 75% of our board of trustees then in office no shareholder approval will be required unless such a vote is required by applicable law, and if applicable law requires shareholder approval, the vote required will be a majority of voting shareholders or the least amount required by applicable law.

         o Our declaration of trust contains provisions which generally prevent shareholder nominations of trustees from being considered at shareholder annual meetings unless specified or requested information is provided and we receive notice of these matters at least 90 and not more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Shareholder nominations must also be made in compliance with other requirements for shareholder nominations set forth in our declaration of trust and bylaws. Shareholder nominations that meet the requirements of our declaration of trust will not be included in our proxy for an annual meeting unless those nominations are also supported by our board of trustees, but they may be considered at the annual meeting whether or not they are supported by our board of trustees.

         o Our declaration of trust and bylaws permit shareholder meetings to be called only by our board of trustees, subject to the provisions of applicable law.

         The votes required to approve our conversion from a closed end to an open end investment company or to approve transactions constituting a plan of reorganization are higher than those required by the 1940 Act.

         The provisions of our declaration of trust described above could have the effect of depriving you, as a common shareholder, of opportunities to sell your shares at a premium over the then current market price of the common shares. These provisions may prevent a third party from obtaining control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of us to negotiate with our management and board of trustees regarding the price to be paid and facilitating the continuity of our investment objective and policies.

         There are other provisions of our declaration of trust and bylaws which may prevent a change of control or which you may believe are not in your best interests as a shareholder. You should read our declaration of trust and bylaws on file with the SEC for the full text of these provisions.

                            REPURCHASE OF FUND SHARES

         We are a closed end investment company and as such you will not have the right to cause us to redeem your shares. Instead, liquidity will be provided through trading in the open market. We may repurchase common shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder, but we are under no obligation to do so.

                                   TAX MATTERS

         The following brief discussion of federal income tax matters assumes you are a U.S. shareholder and that you hold your shares as a capital asset. More information concerning the federal income tax consequences of acquiring, owning and disposing of our shares is included in the SAI.

         We intend to be qualified under the regulated investment company ("RIC") provisions of the Code, although we cannot give complete assurance that we will so qualify. A RIC must generally derive at least 90% of its gross income from investment activities and own a sufficiently diversified portfolio of securities. More information concerning our qualification and taxation as a RIC is included in the SAI.

         Distributions paid to you out of our "investment company taxable income" will generally be taxable to you as ordinary income to the extent of allocable earnings and profits. Distributions of net capital gain (the excess of net long term capital gain over net short term capital loss), if any, are taxable to you as long term capital gain, regardless of how long you have held your shares. We intend to distribute to our shareholders substantially all of our "investment company taxable income", as well as our net capital gain. A distribution of an amount in excess of allocable earnings and profits is treated as a nontaxable return of capital to the extent of your tax basis in your shares and reduces that basis, and any such distributions in excess of your basis are treated as if they were gains from a sale of your shares. This tax treatment of dividends and distributions will apply whether the amounts were paid to you in cash or reinvested in additional shares.

         A distribution will be treated as paid to you in the current calendar year if it is declared by us in and has a record date before the end of December of the current year and is paid by January 31 of the following year. Each year, we will notify you of the tax status of dividends and other distributions which we have paid.

         If you sell your shares, you may realize a capital gain or loss, which will be long term or short term generally depending on your holding period for the shares.

         We may be required to withhold U.S. federal income tax, currently at the rate of 28%, from distributions payable to you if:

         o you fail to provide us with your correct taxpayer identification number;

         o        you fail to make required certifications; or

         o you have been notified by the IRS that you are subject to backup withholding.

         The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum federal income tax rate to 15% on net capital gain recognized by individuals and "qualified dividend income" individuals receive from certain domestic and foreign corporations, provided certain holding period and other requirements are met, sometimes referred to as QDI. If we make distributions of net capital gain, you will generally be eligible for the reduced rate. The reduced rate will also apply to capital gains recognized by individuals who sell common shares that they have held for more than one year. The reduced rate does not apply to short term capital gains. Under the act, the reduced rate will cease to apply for taxable years beginning after December 31, 2008. Because we expect that some of our investments will be in dividend paying common and preferred shares of healthcare companies eligible to pay QDI, our distributions to you attributable to these investments will also generally be eligible for treatment as QDI. Similarly, our distributions of net capital gains will generally be eligible for the reduced 15% federal tax rate. Because we anticipate that some of our investments will be in interest paying debt securities, the distributions we make to you attributable to that income will not qualify as QDI. If our investments include the equity securities of other pass through entities such as real estate investment trusts, the classification of our distributions to you will be in part determined by the classification of the distributions we receive from these investments as ordinary income, long term capital gains, unrecaptured Section 1250 gains from the sale of real property, or nontaxable returns of capital. After a calendar year end some pass through entities change the classification of the distributions they have made during that year, which might result at that time in our also having to reclassify some of the distributions we made to you. These changes would be reflected in a Form 1099, together with other tax information. You should consult with your tax advisor to determine the consequences of these tax law changes.

         Our distributions to you may also be subject to state and local taxes. You should consult with your tax advisor regarding your particular tax consequences of investing in the Fund.


                                  UNDERWRITING

         We intend to offer the shares through the underwriters named below. _______________ and _______________ are acting as representatives of the underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares listed opposite their names below.

                                                                    Number of
Underwriter                                                            Shares



     Total..................................................


         The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of these shares are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

         We have agreed to indemnify the underwriters and their controlling persons against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

         The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers' certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

         In connection with this offering, some or all of our Advisor, its affiliates (excluding all of the Advisor's public company affiliates), officers and directors may purchase our shares. If shares are purchased by any of these officers, directors or affiliates, the shares will be sold at, and the Fund will receive, the full offering price of $25 per share; the Fund will not pay any discount or sales load related to these shares or bear any additional organizational costs. Our Advisor has indicated that these affiliates, officers and directors may seek to purchase a substantial portion of our common shares. The actual quantity of shares, if any, to be purchased by these affiliates, officer and directors of the Advisor has not been determined, but in any case will be less than 25% of our voting securities. There can be no assurance that any such purchase will occur.

Sales Load and Expenses

         The underwriter representatives have advised us that the underwriters propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $_____ per share. The total sales load of $1.125 per share is equal to 4.5% of the initial offering price and will be paid by you. The underwriters may allow, and the dealers may reallow, a discount not in excess of $______ per share to other dealers. After the offering, the public offering price, concession, discount and other selling terms may be changed. Certain dealers acting in the capacity of subunderwriters may receive additional compensation for acting in that capacity.

         The following table shows the public offering price, sales load and proceeds before our expenses. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option to purchase additional shares.

                                               Per Share              Without Option        With Option
Public offering price.......................   $  25.00               $                     $
Sales load..................................   $   1.125              $                     $
Expenses paid by us.........................   $   0.05               $                     $
Proceeds to us..............................   $                      $                     $

         Our Advisor will pay in connection with this offering all of the organizational costs and offering expenses, excluding the sales load, which exceed $0.05 per common share issued in this offering to persons other than affiliates, officers and directors of the Advisor.

Additional Underwriting Compensation

         Our Advisor, and not the Fund, has agreed to pay to the underwriters a fee equal to, in the aggregate, 1.5% of the Fund's total price of the common shares sold in this offering, excluding common shares sold in this offering to affiliates, officers and directors of the Advisor. This fee will be paid by our Advisor, and not the Fund, upon closing of this offering. This amount plus the sales load means that the total compensation paid to underwriters will be limited to 6% of the total price of the common shares in this offering, excluding common shares sold in this offering to affiliates, officers and directors of the Advisor.

Over allotment Option

         We have granted an option to the underwriters to purchase up to _____ additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 45 days from the date of this prospectus solely to cover any over allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

No Sales of Similar Securities

         We and our Advisor have agreed that, for a period of 90 days from the date of this prospectus, we will not, without the prior written consent of _______ on behalf of the underwriters, dispose of any of our common shares or any securities convertible into or exchangeable for our common shares. _____________, in its sole discretion, may release any of the securities subject to these agreements at any time without notice. Prior to this offering there has been no public market for our common shares. Consequently, the initial public offering price for our common shares was determined by negotiation among us, our Advisor and the representatives of the underwriters. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in our common shares will develop and continue after this offering.

American Stock Exchange Listing

         We intend to apply to list our shares on the AMEX under the symbol "RCR". In connection with the requirements for listing our common shares on the AMEX, the underwriters have undertaken to sell lots of 100 or more common shares to a minimum of 2,000 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

Price Stabilization and Short Positions

         Until the distribution of the shares is completed, SEC rules may limit underwriters and selling group members from bidding for and purchasing our common shares. However, the representatives may engage in transactions that stabilize the price of our common shares, such as bids or purchases to peg, fix or maintain that price.

         If the underwriters create a short position in our common shares in connection with the offering, i.e., if they sell more shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over allotment option described above. Purchases of our common shares to stabilize its price or to reduce a short position may cause the price of our common shares to be higher than it might be in the absence of such purchases.

         Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common shares. In addition, neither we nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

         We anticipate that from time to time some of the underwriters may act as brokers or dealers in connection with the execution of our portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The representatives of the underwriters or certain other underwriters may also act as underwriters of our fund preferred shares or our debt securities or as lenders or provide other services to us.

         Some of the underwriters and their affiliates have provided and may in the future provide various investment banking and financial advisory services from time to time to affiliates of the Advisor.

         Prior to the public offering of our common shares, our Advisor intends to have purchased 4,000 common shares from us for a purchase price of $25 each to satisfy the net worth requirements of Section 14(a) of the 1940 Act.

Business Address of Representatives

         The principal business address of ____________________________ is _________________ . The principal business address of
____________________________ is _____________________.

                          CUSTODIAN AND TRANSFER AGENT

         Our custodian is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Our custodian performs custodial, fund accounting and portfolio accounting services for us. Our Transfer Agent is Shareholder Service Center, c/o EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021.

                                 LEGAL MATTERS

         Certain legal matters in connection with our common shares will be passed upon for us by Sullivan & Worcester LLP. Sullivan & Worcester LLP also acts as legal counsel to our Advisor, Reit Management and their affiliates. Barry M. Portnoy, one of our trustees and a director and 50% owner of our Advisor is a former chairman of Sullivan & Worcester LLP.

         Certain legal matters will be passed upon for the underwriters by
_________________.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


                                                                           Page

General Information....................................................      2
Additional Information About Investment Policies and Restrictions......      2
Management of the Fund.................................................      9
Compensation of Trustees...............................................     14
Administrative Services................................................     16
Portfolio Transactions and Brokerage...................................     17
Determination of Net Asset Value.......................................     17
Tax Matters............................................................     22
Performance Information................................................     22
Experts................................................................     22
Additional Information.................................................     23
Appendix A - Description of Ratings....................................    A-1

                                 _______ Shares

                                  Common Shares

                                   -----------

                             PRICE $25.00 PER SHARE

                                   -----------
























                                    --------

                                   PROSPECTUS

                                    --------

                                __________, 2004

                       STATEMENT OF ADDITIONAL INFORMATION



                        RMR HEALTHCARE GROWTH AND INCOME FUND
                 400 CENTRE STREET, NEWTON, MASSACHUSETTS 02458
                                 (617) 332-9530



The information in this Statement of Additional Information is not complete and may be changed. We may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

This Statement of Additional Information, or SAI, is not a prospectus, but should be read in conjunction with the prospectus of RMR Healthcare Growth and Income Fund, dated ____________, 2004, as supplemented from time to time. This SAI is incorporated by reference in its entirety into the prospectus. Copies of the SAI and prospectus may be obtained free of charge by writing to us or calling us at the address or telephone number shown above. You may also obtain a copy of our prospectus and SAI on the SEC's website (http://www.sec.gov).

This SAI is dated ____________, 2004.



SUBJECT TO COMPLETION, DATED MAY 21, 2004

                                TABLE OF CONTENTS

                                                                          PAGE

General Information...................................................      2
Additional Information About Investment Policies
  and Restrictions....................................................      2
Management of the Fund................................................      7
Compensation of Trustees..............................................     12
Administrative Services...............................................     12
Portfolio Transactions and Brokerage..................................     14
Determination of Net Asset Value......................................     15
Tax Matters...........................................................     15
Performance Information...............................................     19
Experts...............................................................     20
Additional Information................................................     20
Financial Statement...................................................     21
Appendix A - Description of Ratings...................................    A-1



                               GENERAL INFORMATION

RMR Healthcare Growth and Income Fund ("we", "us" or the "Fund") is a newly organized, non-diversified, closed end management investment company organized as a Massachusetts business trust. The information contained in this SAI supplements our prospectus. Terms used but not defined in this SAI have the same meaning as in the prospectus. You should not invest in our shares before first reading our prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND Restrictions

Our material investment objective, restrictions, policies and techniques are described in our prospectus. We have also adopted other policies and investment restrictions, as described below. Except as specifically stated, our investment policies and restrictions are not fundamental and may be changed by our board of trustees without the approval of the shareholders. Our investment objective is a fundamental policy and cannot be changed without a vote of our shareholders.

U.S. Government Obligations

We may periodically invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their face value, and may exhibit greater price volatility than interest bearing securities since investors receive no payment until maturity. U.S. Government agencies and instrumentalities include entities having varying levels of support from the U.S. Treasury; sometimes these entities are: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right to borrow from the Treasury; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (iv) supported only by the credit of the instrumentality chartered by the U.S. Government.

Cash Reserves

Cash reserves may be held for defensive reasons or to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs and may be invested in money market instruments.

Money market instruments in which we may invest will include U.S. Government obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated investment grade by any one nationally recognized rating agency, such as Moody's, S&P or Fitch, certificates of deposit or bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

Non-Investment Grade Ratable Securities

If a ratable security is not rated by a nationally recognized rating agency, our Advisor will determine its comparable rating before we invest in it. We consider a ratable security to be non-investment grade rated if it is not rated Baa3, BBB- or BBB- or higher by at least one of Moody's, S&P or Fitch, respectively, or if it is unrated and considered non-investment grade quality by our advisor. For purposes of the Fund's credit quality policies, if the rating agencies assign different ratings to a security, we will use the rating chosen by our Advisor as the most representative of the security's credit quality. Some securities rated investment grade by one rating agency but lower rated by another rating agency will nonetheless be considered investment grade by us. Also, it is possible that ratable securities which we own may be downgraded to below investment grade and our Advisor may determine that it is in our best interest to retain those securities.

Repurchase Agreements

To invest temporarily available cash, we may enter into repurchase agreements. A repurchase agreement requires us to purchase securities subject to our simultaneous agreement to resell and redeliver these securities to a counterparty, who agrees to buy the securities from us at a fixed price and future time. Repurchase agreements may be considered loans to the counterparty, collateralized by the underlying securities. If we enter into a repurchase agreement, our Advisor will evaluate and monitor the creditworthiness of the vendor. The principal risk to the Fund in investing in repurchase agreements is the inability of the counterparty to pay the agreed upon sum on the repurchase date; in the event of a default, the repurchase agreement provides us the right to sell the underlying collateral. If the value of the collateral declines after we enter a repurchase agreement, or if the seller defaults, we could incur a loss of both principal and interest. Our Advisor monitors the value of the repurchase agreement collateral in an effort to determine that the value of the collateral at least equals the agreed upon repurchase price to be paid to us. Our right to sell the repurchase agreement collateral after a counterparty default could be delayed or impaired in the event of bankruptcy of the counterparty.

Futures Contracts and Options on Futures Contracts

We may contract for the purchase or sale with future delivery ("futures contracts") of securities, aggregates of debt securities and financial indices, and options thereon in connection with our hedging and other risk management strategies. We will enter futures contracts only for bona fide hedging, risk management and other appropriate portfolio management purposes. Our futures contracts, if any, will be in accord with the rules and regulations of the Commodity Futures Trading Commission.

The principal risks to the Fund relating to the use of futures contracts principally arise from changes in the market value of the securities or instruments underlying the futures contract, possible lack of a liquid market for closing out or selling a futures contract position and the possibility that a futures contract will give rise to an obligation of the Fund to meet margin, collateral or other payment requirements.

Foreign Securities

Although we have no present intention to do so, we may invest up to 20% of our managed assets in securities denominated in currencies other than the U.S. dollar. Although we have no present intention to do so, we may also invest, without limitation, in U.S. dollar denominated securities issued by non-U.S. entities. These securities may subject us to additional investment risks which may not be present in U.S. dollar denominated securities issued by U.S. entities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their value. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in foreign securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. Foreign stock markets usually have substantially less volume than U.S. markets and the Fund's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to the Fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher for foreign securities than for securities traded in the U.S. Consequently, our overall expense ratio may increase if we invest in foreign securities.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

Zero Coupon Securities

We may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security and the perceived credit quality of the issuer.

Zero coupon securities are required to be redeemed by the issuer at face value at maturity. The discount on zero coupon securities ("original issue discount" or "OID") must be taken into income by us as it accrues prior to the receipt of any actual payments. Because we must distribute substantially all of our investment company taxable income (including accrued original issue discount) to our shareholders each year for federal income and excise tax purposes, we may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or to increase our use of leverage, to satisfy our distribution requirements.

The market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically. The market prices of zero coupon securities respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

Business Loans

Although we have no present intention to do so, we may invest up to 10% of our managed assets in loans extended to businesses by banks or other financial institutions. If we purchase a loan or a participation in a loan, we acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. We may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by us may involve revolving credit facilities or other standby financing commitments which obligate us to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, we may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Illiquid Securities

We may invest up to 20% of our managed assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits and certain restricted securities not deemed by the Fund's Board of Trustees to be liquid. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by our Advisor to be illiquid or not readily marketable and, therefore, are not subject to this limit. Our inability to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair our ability to raise cash for investment or other purposes. The liquidity of securities purchased by us which are eligible for resale pursuant to Rule 144A will be monitored by our Advisor on an ongoing basis, subject to the oversight of the Trustees.

Portfolio Turnover Rate

Our turnover rate is calculated by dividing the proceeds from our sales of securities (or the cost of those securities, if lower) that had an original maturity or expiration date of more than one year at the time of acquisition during a year by the average month end value of all of our investments during that year that also had an original maturity or expiration date of more than one year at the time of acquisition. Under normal conditions, we do not intend to engage in trading activities for the purpose of realizing short term gains. Rather, we intend to purchase and sell securities to accomplish our investment objectives and in consideration of our then current view of prevailing or anticipated market and other conditions that we believe may impact the value of those securities. For example, we may sell portfolio assets in anticipation of changes in interest rates generally, or in anticipation of changes in the business or prospects for a specific issuer of securities. Higher turnover rates generally will result in increased transaction costs. Transaction costs reduce net asset value. Although there can be no assurance in this matter, we do not expect that our turnover rate under normal market conditions and after the initial investment period following this offering will be greater than 50%.

Investment Restrictions

We have adopted investment restrictions limiting our activities. Specifically, we:

1. will not issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act; or pledge our assets other than to secure such issuances or borrowings or in connection with permitted investment strategies;

2. will not borrow in excess of 33 1/3% of our total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that we may borrow up to an additional 5% of our total assets for temporary purposes;

3. will not act as an underwriter of securities issued by other persons, except insofar as we may be deemed an underwriter in connection with the disposition of securities;

4. will not purchase or sell real estate, except that we may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or such interests and we may hold and sell real estate or mortgages on real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of our ownership of such securities;

5. will not purchase or sell commodities or commodities contracts but we may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges;

6. will not originate loans to other persons except by the lending of our securities, through the use of repurchase agreements and by the purchase of debt securities;

7. will make investments that will result in concentration (25% or more of the value of our investments) in the securities of issuers primarily engaged in the healthcare industry and not in any other industry, provided, however, this does not limit our investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments;

8. will invest, under normal market conditions, at least 80% of the value of our managed assets in securities issued by healthcare companies unless we provide our shareholders with at least 60 days' prior written notice in compliance with SEC rules;

9. will not invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of our managed assets;

10. will not enter into short sales representing more than 5% of our managed assets; and

11. will not invest in oil, gas or other mineral exploration programs, development programs or leases, except that we may purchase securities of companies engaging in whole or in part in such activities.

Policies numbered 1 through 7, above, are fundamental policies of ours. A fundamental policy may not be changed without the vote of a majority of our outstanding voting securities, as defined under the 1940 Act. Unless the definition is changed by amendment to the 1940 Act, "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of our shareholders, if the holders of more than 50% of our outstanding shares are present or represented by proxy, or (2) more than 50% of our outstanding shares. Our non-fundamental policies may be changed by vote of a majority of our board of trustees.

                             MANAGEMENT OF THE FUND

The overall management of our business and affairs is the responsibility of our board of trustees. Our board of trustees is classified with respect to trustees terms into three classes -- Class I, Class II and Class III -- with the trustees in each Class to hold office until their successors are elected and qualified. Each member of our board of trustees in Class I will hold office until the annual meeting of shareholders in 200_, each member of the board of trustees in Class II will hold office until the annual meeting of shareholders in 200_, and each member of the board of trustees in Class III will hold office until the annual meeting of shareholders in 200_. At each annual meeting of the shareholders, the successors to the class of trustees whose term expires at that meeting will be elected to hold office for a term expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The terms of our trustees are staggered, but election of our trustees is non-cumulative.

Holders of a plurality of our common shares and our fund preferred shares, voting together, will elect trustees to fill the vacancies of trustees whose term expires at each annual meeting of shareholders. While fund preferred shares are outstanding, fund preferred shareholders will also be entitled to elect two trustees. Fund preferred shareholders will be entitled to elect a majority of our trustees under certain circumstances.

Our trustees will meet periodically throughout the year to oversee our activities reviewing, among other things, our performance and the contractual engagements with our various service providers. Management of our day to day operations is delegated to our officers and our Advisor, subject always to our investment objectives and policies and to the general supervision of our board of trustees.

Trustees and Officers

Our trustees and officers, their ages, and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 400 Centre Street, Newton, Massachusetts 02458. Each trustee who is deemed an "interested person" as defined in the 1940 Act is indicated by an asterisk. Each trustee who is not an "interested person" as defined in the 1940 Act is referred to as a "disinterested trustee."

                                                                                                                Number of
                         Position(s) Held with       Principal Occupation(s)                                    Portfolios in Fund
Name, Address            Fund and Term of Office     During Past 5 Years and                                    Complex Overseen by
(Age)                    and Length of Time Served   Other Directorships Held by Trustee                        Trustee
------------------------ --------------------------- ---------------------------------------------------------- --------------------

Interested Trustees

Barry M. Portnoy *       Class ___ Trustee to        Chairman of Reit Management & Research LLC - 1986 to                3
(58)                     serve until 200_.             present.
                         May 2004 to present.        Director and Vice President of our Advisor - July 2002 to
                                                       present;
                                                     Managing Director of Five Star Quality Care, Inc. - 2001
                                                       to present;
                                                     Managing Trustee of Senior Housing Properties Trust -
                                                       1999 to present;
                                                     Managing Trustee of Hospitality Properties Trust - 1995
                                                       to present;
                                                     Managing Trustee of HRPT Properties Trust - 1986 to
                                                       present.

Gerard M. Martin *       Class __ Trustee to serve   Director of Reit Management - 1986 to present;                      3
(69)                     until 200_.                 Director and Vice President of our Advisor - July 2002 to
                         May 2004 to present.          present;
                                                     Managing Director of Five Star Quality Care, Inc. - 2001
                                                       to present;
                                                     Managing Trustee of Senior Housing Properties Trust -
                                                       1999 to present;
                                                     Managing Trustee of Hospitality Properties Trust - 1995 to
                                                       present;
                                                     Managing Trustee of HRPT Properties Trust - 1986 to
                                                       present.

Disinterested Trustees

Before the Fund commences operations, a sufficient number of disinterested trustees will be added to the board of trustees such that a majority of the Fund's trustees will not be "interested persons."

--------------
    *   Indicates a trustee who is an "interested person" of the Fund as defined by the 1940 Act by virtue of control of our Advisor.


                                      -8-

Executive Officers

Thomas M. O'Brien        President.                  President and Director of our Advisor - July 2002 to
(37)                     May 2004 to present.          present.
                                                     President of RMR Real Estate Fund - July 2002 to present;
                                                     President of RMR Hospitality and Real Estate Fund -
                                                       January 2004 to present;
                                                     Vice President of Reit Management - April 1996 to
                                                       present;
                                                     Treasurer and Chief Financial Officer, Hospitality
                                                       Properties Trust - April 1996 to October 2002;
                                                     Executive Vice President, Hospitality Properties Trust -
                                                       October 2002 to December 2003.

Mark L. Kleifges         Treasurer.                  Vice President of Reit Management - 2002 to present;
 (43)                    May 2004 to present.        Treasurer of RMR Real Estate Fund - November 2003 to
                                                       present;
                                                     Treasurer of RMR Hospitality and Real Estate Fund -
                                                       January 2004 to present;
                                                     Vice President of our Advisor - December 2003 to present;
                                                     Treasurer and Chief Financial Officer, Hospitality
                                                       Properties Trust - 2002 to present;
                                                     Partner, Arthur Andersen LLP - 1993-2002.

Jennifer B. Clark        Secretary.                  Vice President of Reit Management - 1999 to present;
(42)                     May 2004 to present.        Secretary of RMR Real Estate Fund and Clerk of our
                                                       Advisor - July 2002 to present;
                                                     Secretary of RMR Hospitality and Real Estate Fund -
                                                       January 2004 to present;
                                                     Vice President of HRPT Properties Trust - 1999 to present;
                                                     Partner, Sullivan & Worcester LLP - 1997 to 1999.

John C. Popeo            Vice President.             Treasurer of Reit Management - 1997 to present;
(43)                     May 2004 to present.        Treasurer of RMR Real Estate Fund - July 2002 to
                                                       November 2003;
                                                     Vice President of RMR Real Estate Fund - November 2003
                                                       to present;
                                                     Vice President of RMR Hospitality and Real Estate Fund -
                                                       January 2004 to present;
                                                     Treasurer of our Advisor - July 2002 to present;
                                                     Treasurer and Chief Financial Officer of HRPT Properties
                                                       Trust- 1997 to present.


                                       -9-

Adam D. Portnoy          Vice President.             Vice President of Reit Management - September 2003 to present;
(33)                     May 2004 to present.          present.
                                                     Vice President of our Advisor - December 2003 to present;
                                                     Vice President of RMR Real Estate Fund - February 2004
                                                       to present;
                                                     Vice President of RMR Hospitality and Real Estate Fund -
                                                       January 2004 to present;
                                                     Executive Vice President of HRPT Properties Trust -
                                                       December 2003 to present;
                                                     Senior Investment Officer, International Finance
                                                       Corporation - June 2001 - July 2003;
                                                     Vice President, ABN AMRO Investment Banking -
                                                       January 2001 - May 2001;
                                                     President and CEO, Surfree.com, Inc. - June 1997 - June
                                                       2000.

Each of our executive officers is elected at the meeting of our board of trustees immediately following each annual meeting of our shareholders. All our executive officers serve at the discretion of our board of trustees.

Committees of the Board

We will have an Audit Committee consisting of all of the disinterested trustees. The Audit Committee's functions are to: engage independent accountants to conduct an annual audit of our financial statements; review with the independent accountants the outline, scope and results of our annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, our Audit Committee will meet with the independent accountants and representatives of management to review accounting activities and our financial reporting and controls.

We will have a Nominating Committee and a Compensation Committee, each consisting of all of the disinterested trustees. The function of the Nominating Committee is to recommend candidates for election to our board of trustees as disinterested trustees. The Nominating Committee considers nominations by shareholders as provided by our declaration of trust and bylaws. See "Certain Provisions of the Declaration of Trust" in the prospectus. The function of the Compensation Committee is to annually review our agreement with our Advisor and determine the fees paid to our trustees, our Advisor as well as any other compensation paid to our Advisor and its affiliates.

We will have a Valuation Committee consisting of Messrs. Portnoy, Martin and O'Brien, and the Advisor's personnel as are deemed necessary by these identified members from time to time. Our Valuation Committee determines the value of any of our securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Approval of Investment Management Agreement

As described in the prospectus, we and our Advisor are parties to an investment management agreement (the "Advisory Agreement"). Our board of trustees, including a majority of our disinterested trustees, has the responsibility under the 1940 Act to approve the Advisory Agreement, and prior to commencement of the Fund's operations, will consider approval for an initial two year term commencing on the effective date of the Fund's Registration Statement and will do so annually thereafter. In determining to approve the Advisory Agreement, our trustees are expected to review materials provided by the Advisor and consider:
(1) the level of fees and estimated expense ratio of the Fund as compared to competitive funds of a comparable size; (2) the nature and quality of the services rendered by the Advisor recognizing, in particular, the experience of affiliates of the Advisor in the healthcare business, including a company focused on healthcare facilities; (3) anticipated benefits derived by the Advisor from its relationship with the Fund, (4) the costs of providing services to the Fund; (5) the anticipated profitability of the Fund to the Advisor, and (6) the benefits, in particular the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934 which may be derived by the Advisor as a result of allocation of our brokerage transactions. They also are expected to consider that the Advisor has agreed to pay all organizational and offering expenses, other than the sales load, that in the aggregate exceed an amount equal to $0.05 per common share issued to non-affiliates.

Trustee Ownership

The following table sets forth, for each trustee, the aggregate dollar range of our equity securities beneficially owned as of May 21, 2004. The information as to beneficial ownership is based on statements furnished to us by each trustee.

                                                      Aggregate Dollar
                                                      Range of Equity
                                                      Securities in All
                                                      Registered Investment
                                                      Companies Overseen
                          Dollar Range of Equity      by Trustee in Family of
                          Securities in the Fund      Investment Companies
   Name of Trustee        as of May 21, 2004(1)       as of May 21, 2004
   ---------------------  --------------------------  -----------------------
   Barry M. Portnoy                                   Over $100,000
   Gerard M. Martin                                   Over $100,000

         (1) As of December 31, 2003, the Fund was not in existence, and accordingly no trustees owned equity securities in the Fund.

Principal Shareholders

Since our inception, and until completion of this offering, our Advisor, which is beneficially owned by Messrs. Portnoy and Martin, owns 100% of our shares. To our knowledge, unless any of the officers or trustees purchase common shares in the offering, after completion of this offering, none of our trustees will own 1% or more of our outstanding common shares, and our officers and trustees will own, as a group, less than 1% of our outstanding common shares.

After completion of this offering, no person, to our knowledge, will own beneficially more than 5% of our common shares.

Proxy Voting Polices and Procedures

The Fund has adopted policies and procedures for voting proxies solicited by issuers whose securities are held by the Fund. The Fund's policies and procedures will be implemented by the Advisor. The vote with respect to most routine issues presented in proxy statements is expected to be cast in accordance with the position of the issuer's management, unless it is determined by the Advisor or the board of trustees of the Fund that supporting management's position would adversely affect the investment merits of owning the issuer's security. However, each issue will be considered on its own merits, and a position of management found not to be in the best interests of the Fund's shareholders will not be supported.

Proxies solicited by issuers whose securities are held by the Fund will be voted solely in the interests of the shareholders of the Fund. Any conflict of interest will be resolved in the way that will most benefit the Fund and its shareholders. The Advisor shall not vote proxies for the Fund until it has determined that a conflict of interest does not exist, is not material or a method of resolving such conflict of interest has been agreed upon by the board of trustees. If the conflict of interest is determined to be material, the conflict shall be disclosed to the board of trustees and the Advisor will follow the instructions of the board of trustees.

                            COMPENSATION OF TRUSTEES

We will pay each trustee who is not an interested person a fee of $_____ per year plus $___ per trustees' meeting attended in person or by telephone, together with out of pocket expenses relating to attendance at such meetings. In addition, the trustee members of our Committees who are not interested persons will receive $___ for each Committee meeting attended, other than meetings held on days on which there is also a board of trustees' meeting or another Committee meeting for which they are paid. Trustee compensation may be adjusted from time to time. Our trustees will receive no pension or retirement benefits from us.

Because we were formed in May 2004, during the year ended December 31, 2003, the trustees of the Fund did not receive any compensation for serving as our trustees. Set forth in the table below are amounts received by or owed to the following persons during the year ended December 31, 2003, for serving as trustees of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund, which are investment companies that are also managed by our Advisor.



------------------------  ----------------------------  ------------------------
                                                           Total Compensation
                                                           from Fund and Fund
    Name of Trustee          Compensation from Fund             Complex
------------------------  ----------------------------  ------------------------
   Barry M. Portnoy                    $0                          $0
------------------------  ----------------------------  ------------------------
   Gerard M. Martin                    $0                          $0
------------------------  ----------------------------  ------------------------


                             ADMINISTRATIVE SERVICES

In addition to the Investment Advisory Agreement described in our prospectus, we have entered into an Administration Agreement with our Advisor. Pursuant to this Administration Agreement, our Advisor performs administrative and accounting functions for us, including: (i) providing office space, telephones, office equipment and supplies for us; (ii) authorizing expenditures and approving bills for payment on our behalf; (iii) supervising preparation of the periodic updating of our registration statement, including our prospectus and SAI, for the purpose of filings with the SEC and state securities regulators and monitoring and maintaining the effectiveness of such filings, as appropriate;
(iv) preparation of periodic reports to our shareholders and filing of these reports with the SEC, and other forms filed with the SEC, notices of dividends, capital gains distributions and tax credits and attending to routine correspondence and other communications with shareholders; (v) supervising the daily pricing of our investment portfolio and the publication of the net asset value of our shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to us, including our attorneys, accountants, custodian, transfer agent and printers; (vii) supervising compliance by us with record keeping requirements under the 1940 Act and regulations thereunder; (viii) maintaining books and records for us (or causing their maintenance by the custodian and transfer agent); (ix) preparing and filing of tax reports; and (x) monitoring our compliance with the Code. Our Advisor also provides us with such personnel as we may from time to time request for the performance of clerical, accounting and other office services described above, as well as coordinating matters with our sub-administrator, transfer agent, custodian and dividend reinvestment plan agent. The personnel rendering these services, who may act as our officers, may be employees of the Advisor or its affiliates.

Pursuant to the Administration Agreement and with the approval of our board of trustees, our Advisor has chosen State Street Bank and Trust Company as sub-administrator. Under the sub-administration agreement, State Street Bank is responsible for performing most of the foregoing administrative functions, including: (i) determining our net asset value and preparing these figures for publication; (ii) maintaining certain of our books and records that are not maintained by the Advisor, custodian or transfer agent; (iii) preparing financial information for our income tax returns, proxy statements, shareholders reports and SEC filings; and (iv) responding to some shareholder inquiries.

For reviewing the work performed by State Street Bank and for performing administrative services not provided by State Street Bank, we do not pay our Advisor any fee in addition to its advisory fees. Instead, under our Administration Agreement, we reimburse our Advisor for its costs of these services, including the monthly fees paid to State Street which are described in the prospectus under its sub-administration agreement and a reasonable allocation of the costs of goods and services provided by our Advisor and its affiliates to us and to third parties.

Code of Ethics

We and our Advisor have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act. These codes, among other things, restrict management personnel investments in certain securities, including investments in initial public offerings and in private placements. Generally, these restrictions prohibit management personnel and our trustees from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that, within the most recent 15 days, we had been considering for purchase or sale, or are purchasing or selling such security. Restricted investments generally require pre-approval by an officer, committee or our board of trustees as deemed appropriate by the board of trustees. Text only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC's internet web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained by forwarding a written request, together with the appropriate duplicating fee, to the SEC's Public Reference Section, 450 5th St., N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.

Privacy Policy

We are committed to maintaining your privacy and to safeguarding your nonpublic personal information.

We do not receive any nonpublic personal information relating to you if you purchase shares through an intermediary that acts as the record owner of our shares. If you are the record owner of our shares, we may receive nonpublic personal information on your account documents or other forms and also have access to specific information regarding your fund share transactions, either directly or through EquiServe Trust Company, N.A., our transfer agent and Plan Agent.

We do not disclose any nonpublic personal information about you or any former shareholders to anyone, except as permitted by law or as is necessary to service your account. We restrict access to nonpublic personal information about you to our Advisor, our Advisor's employees, and other service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of our board of trustees, decisions to buy and sell securities for us and negotiation of the brokerage commissions which we pay are made by our Advisor. Transactions on U.S. stock exchanges involve our payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over the counter market but the price we pay usually includes an undisclosed dealer commission or mark up. In certain instances, we may make purchases of underwritten issues at prices which include underwriting fees.

Subject to the supervision of our board of trustees, our Advisor is authorized, for the purchase and sale of our portfolio securities, to employ such securities dealers and brokers and to negotiate brokerage commissions on our behalf as may, in the judgment of the Advisor, implement our policy of obtaining the best net results taking into account such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; and the value of the expected contribution of the broker to our investment performance on a continuing basis. Accordingly, the cost of the brokerage commissions to us in any transaction may be greater than available from other brokers if the difference is reasonably justified by other aspects of the portfolio services offered. For example, our Advisor may cause us to pay a broker that provides research services to our Advisor an amount of commission for a transaction in excess of the amount of commission another broker would have charged for that transaction, if our Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or our Advisor's ongoing responsibilities to us. Moreover, research and investment information may be provided by brokers at no cost to our Advisor and this information will be available to benefit us and any other accounts advised by our Advisor and its affiliates. In that case, not all of the information will be used for our benefit. While broker provided services and information may be useful in varying degrees and may tend to reduce our Advisor's expenses, it is not possible to estimate its value and in the opinion of our Advisor it does not reduce our Advisor's expenses in a determinable amount. The extent to which our Advisor makes use of statistical, research and other services furnished by brokers is considered by our Advisor in the allocation of brokerage business, but there is no formula by which such business is allocated. Our Advisor may also take into account payments made by brokers effecting transactions for us to other persons on our behalf for services (such as custodial or professional fees).

Investment decisions for the Fund and any other entities which are or may become investment advisory clients of our Advisor are made independently of one another with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by our Advisor. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by our Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by our Advisor. Our Advisor may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the clients involved. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. Although in some cases these arrangements may have a detrimental effect on the price or volume of the securities as to the Fund, in other cases it is believed that the Fund's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of our trustees that the desirability of the Fund's having its advisory arrangements with our Advisor outweighs any disadvantages that may result from contemporaneous transactions.

                        DETERMINATION OF NET ASSET VALUE

For purposes of determining our net asset value, securities which primarily trade in the over the counter market are valued at the mean of the current bid and ask prices as quoted by the NASDAQ, the National Quotation Bureau or other source deemed comparable by our board of trustees.

Some fixed income securities may be valued using prices provided by a pricing service, when our board of trustees believes the price reflects fair market value.

Foreign securities not traded in U.S. dollars are converted into U.S. dollars using exchange rates as of the close of the NYSE. The value of foreign securities generally is based upon their closing prices reported by their primary market. Foreign securities primarily traded outside the U.S. may be traded on days which are not business days of the Fund. Because our net asset value is determined only on our business days, significant changes in foreign securities' value may impact our net asset value on days when our shares cannot be purchased or sold.

We value our investments in securities with maturities within 60 days of our purchase at their amortized cost, as determined by our board of trustees to be their fair value. Amortized cost generally means our cost of the investment plus the amortization to maturity of any discount or premium.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity will be valued at fair market value as determined in good faith by or under the supervision of our board of trustees.

                                   TAX MATTERS

Set forth below is a discussion of the material federal income tax aspects concerning the Fund and the purchase, ownership and disposition of our common shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your shares as a capital asset. This discussion is based on present provisions of the Code, related regulations and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations, possibly with retroactive effect. Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of our common shares, as well as tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Fund

We intend to qualify each taxable year for treatment as a RIC, although we cannot give complete assurance that we will so qualify. To qualify for this treatment, we must, among other things: (a) derive at least 90% of our gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from our investing in securities or those currencies; (b) distribute with respect to each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions, if any, and determined without regard to any deduction for dividends paid) for that year; and (c) diversify our holdings so that, at the end of each quarter of each taxable year (1) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities limited in respect of any one issuer to a value not greater than 5% of the value of our total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of our total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer, or of two or more issuers that we control (defined as owning 20% or more of the total combined voting power of all classes of stock entitled to vote) and are engaged in the same, similar or related trades or businesses.

If we qualify for treatment as a RIC, we generally will not be subject to federal income tax on income and gains we timely distribute to our shareholders (including capital gain dividends, as discussed below). If we fail to qualify for treatment as a RIC for any taxable year, we would be taxed at regular corporate rates on the full amount of our taxable income for that year without being able to deduct the distributions we make to our shareholders and our shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long term capital gain over net short term capital loss), as dividends to the extent of our earnings and profits. In addition, we could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

We intend to distribute at least annually to our shareholders all or substantially all of our investment company taxable income. We also will annually (1) distribute our net capital gain or (2) retain all or a portion of our net capital gain for investment. If we retain any investment company taxable income or any net capital gain, we will be subject to tax at regular corporate rates on the retained amount.

To the extent we fail to distribute in a calendar year at least an amount equal to the sum of (1) 98% of our ordinary income for that year plus (2) 98% of our capital gain net income for the one year period ending October 31 of that year, plus 100% of any retained amount of either of our ordinary income or capital gain net income from the prior year, we will be subject to a nondeductible 4% excise tax. For these purposes, we will be treated as having distributed any amount with respect to which we pay income tax. A distribution we pay to shareholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to shareholders of record on a date in October, November or December of that preceding year. We generally intend to make distributions sufficient to avoid imposition of the excise tax.

Taxation of Shareholders

DISTRIBUTIONS. As long as we qualify for treatment as a RIC, distributions we make to our shareholders from our investment company taxable income generally will be taxable to them as ordinary income to the extent of our earnings and profits. We currently expect that a portion of the dividends we distribute to our shareholders will be eligible for the dividends received deduction available to corporations and eligible for the new reduced maximum federal income tax rate on qualified dividend income received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such will be taxable to each shareholder as long term capital gain, regardless of how long the shareholder has held the shares in the Fund. Under the 2003 Tax Act, capital gain dividends that we pay with respect to gains recognized on sales or exchanges of capital assets through December 31, 2008, as well as any dividends that we pay with respect to qualified dividend income received by the Fund through December 31, 2008, will generally be subject to a maximum federal income tax rate of 15%.

If a portion of our income consists of qualifying dividends paid by U.S. corporations, a portion of the dividends paid by us to corporate shareholders, if properly designated, may be eligible for the dividends received deduction. However, dividends a corporate shareholder receives and deducts pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

Under the 2003 Tax Act, for taxable years beginning on or before December 31, 2008, distributions of investment income that qualifies to be designated by us as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by the shareholder. Specifically, a dividend paid by us to a shareholder will not be treated as qualified dividend income of the shareholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Because we may earn income that is not qualified dividend income, such as interest, payments in lieu of dividends on securities we may lend, non-qualifying dividends (including a portion of distributions from real estate investment trusts or other pass through entities), and net short-term capital gains, the percentage of our dividends that will qualify as qualified dividend income or for the dividends received deduction will likely be less than 100%. We will notify our shareholders annually of the percentage of our dividends that qualify as eligible for treatment as qualified dividend income.

Distributions on our common shares are generally subject to federal income tax as described herein, even if they are paid from income or gains we earned before the shareholder's investment (and thus included in the price the shareholder paid).

If we make a distribution to you in excess of our current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of your tax basis in our shares and thereafter as capital gain. A return of capital is not taxable, but it will reduce your tax basis in our shares, and therefore reduce any loss or increase any gain on a subsequent taxable disposition by you of our shares.

We may designate all or a portion of any retained net capital gains as undistributed capital gains in a notice to you, and if we do so, you will (1) be required to include in your federal taxable income, as long term capital gain, your share of the retained amount and (2) be entitled to credit your proportionate share of the tax we paid on the retained amount against your federal income tax liability, if any, and to claim a refund to the extent the credit exceeds that liability. For federal income tax purposes, the tax basis in your shares would be increased by the difference between the retained capital gains included in your gross income and the tax credit claimed by you under clause (2) of the preceding sentence.

We will notify shareholders annually as to the federal tax status of our distributions to them.

SALE OR REDEMPTION OF SHARES. Your sale or other disposition of our common shares may give rise to a taxable gain or loss equal to the difference between the amount realized and your adjusted basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long term capital gain or loss if the shares have been held for more than 12 months. Under the 2003 Tax

Act, such gain is generally taxable to individuals at a maximum rate of 15% through December 31, 2008. However, if you sell shares at a loss within six months of their purchase, that loss will be treated as long term, rather than short term, to the extent of any capital gain dividends you received (or your share of any retained capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of our common shares will be disallowed to the extent other common shares in the Fund are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING. We generally are required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including capital gain dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other noncorporate shareholder who fails to properly furnish us with a correct taxpayer identification number. Withholding at the 28% rate also is required from all distributions otherwise payable to a shareholder who fails to certify to us that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a shareholder may be credited against the shareholder's federal income tax liability.

Tax Consequences of Certain Investments

SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. We may acquire securities issued with original issue discount, or OID. As a holder of those securities, we must include in gross income the OID that accrues on them during the taxable year, even if we receive no corresponding payment on them during the year. Because we annually must distribute substantially all of our investment company taxable income, including any OID, to satisfy the RIC distribution requirement and avoid imposition of the excise tax as discussed above, we may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash we actually receive. Those distributions will be made from our cash assets or from the proceeds of sales of our portfolio securities, if necessary. We may realize capital gains or losses from those sales, which would increase or decrease our investment company taxable income and/or net capital gain.

FOREIGN SECURITIES. Dividends and interest we receive, and gains we realize, on our investments in foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on these investments. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Although we have no present intention to do so, we may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if we hold stock of a PFIC, we will be subject to federal income tax on a portion of any "excess distribution" we receive on the stock or of any gain on our disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if we distribute the PFIC income as a taxable dividend to our shareholders. The balance of the PFIC income will be included in our investment company taxable income and, accordingly, will not be taxable to us to the extent we distribute that income to our shareholders.

If we invest in a PFIC and elect to treat the PFIC as a qualified electing fund ("QEF"), then in lieu of our incurring the foregoing tax and interest obligation, we would be required to include in income each year our pro rata share of the QEF's annual ordinary earnings and net capital gain - which we would likely have to distribute to satisfy the RIC distribution requirement and avoid imposition of the excise tax even if we did not in fact receive those earnings and gain from the QEF. However, we will not be permitted to make a QEF election with respect to an investment in a PFIC, unless the PFIC agrees to provide us with information we need to comply with our tax filing obligations under the QEF rules. As a result, a QEF election may not be available with respect to an investment in a PFIC.

We may elect to "mark-to-market" any stock in a PFIC we own at the end of our taxable year, provided the PFIC stock is "marketable" as defined under the PFIC rules. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over our adjusted basis therein as of the end of that year. Pursuant to this election, we also may deduct (as an ordinary, not capital, loss) the excess, if any, of our adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in our income for prior taxable years under the election. Our adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder. We will likely have to distribute annually any ordinary income resulting from marking PFIC stock to market in order to satisfy the RIC distribution requirements and avoid imposition of the excise tax, regardless of whether and to what extent we actually receive cash distributions from the PFIC during that year. An investment in a PFIC may or may not consist of stock that is "marketable", and therefore this election may not be available with respect to an investment in a PFIC.

CERTAIN REAL ESTATE COMPANIES. Income that we derive from a real estate company classified for federal tax purposes as a partnership (and not as a corporation or real estate investment trust) will be treated as qualifying income under the RIC income requirements only to the extent it is attributable to the partnership's income items that would be qualifying income if realized directly by us in the same manner as realized by the partnership. We will restrict our investment in partnerships to maintain our qualification as a RIC.

                             PERFORMANCE INFORMATION

From time to time, we may state our total return, aggregate total return or yield in advertisements or in reports and other communications to you. Our performance will vary depending upon market conditions, the composition of our portfolio and our operating expenses. Consequently, any historical performance statement should not be considered a basis for predicting our performance in the future. In addition, because our performance will fluctuate, it may not provide a basis for comparing an investment in us with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing our performance with that of other investment companies also should give consideration to the quality of the respective investment companies' portfolio securities.

In reports or other communications to you or in advertising materials, we may compare our performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or
(ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Citigroup Broad Investment Grade Bond Index ("BIG"), the NASDAQ Composite Index, the S&P 500 Healthcare Index and other relevant indices and industry publications. We may also compare the historical volatility of our portfolio to the volatility of such indices during the same time periods. Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole, the beta, or in absolute terms, the standard deviation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. An index generally is an unmanaged portfolio intended to be representative of a particular industry or market segment. This is not our performance and we will not seek to replicate any index. You cannot invest directly in an index. There is no guarantee our performance will equal or exceed any index performance.

                                     EXPERTS

_____________________, independent auditors, have audited our financial statement at ____________, 2004, as set forth in their report. We have included our financial statement in this SAI in reliance upon ________________'s report, given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by us with the SEC, Washington, DC. The prospectus and this SAI do not contain all the information set forth in the Registration Statement, including the exhibits and schedules thereto. For further information with respect to us and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, DC, and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

                               FINANCIAL STATEMENT



                                [TO BE INSERTED]

                                   APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

S&P CORPORATE BOND RATINGS:

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B - Bonds rated B are more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC - Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC - Bonds rated CC are currently highly vulnerable to nonpayment.

         C - Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) Minus (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P COMMERCIAL PAPER RATINGS:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 - Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B - Issues with this rating are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C - A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D - A short-term obligation rated `D' is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S CORPORATE BOND RATINGS:

         Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

MOODY'S COMMERCIAL PAPER RATINGS:

         Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

         - Leading market positions in well-established industries.

         - High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

FITCH INVESTMENT GRADE BOND RATINGS

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR: Indicates that Fitch does not rate the specific issue.

         Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         Rating Watch: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

FITCH HIGH YIELD BOND RATINGS

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD,' `DD,' or `D' categories.

         NR: Indicates that Fitch does not rate the specific issue.

         Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

FITCH INVESTMENT GRADE SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F1+'.

         F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F1+' and `F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

                                 * * * * * * * *

         NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. We are dependent on our Advisor's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C -- OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1) FINANCIAL STATEMENTS

Part A--None

Part B--To be filed by Pre-Effective Amendment

           (i) Statement of Assets and Liabilities as of          , 2004; and

           (ii) Notes to Financial Statement as of           , 2004.

           Statements, schedules and historical information other than listed above have been omitted since they are either not applicable, or not required or the required information is shown in the financial statements or notes thereto.

(2) EXHIBITS


Exhibit                            Description of Exhibits
No.
-------- -----------------------------------------------------------------------
(a)(1) Agreement and Declaration of Trust of the Registrant dated May 11, 2004--filed herein.
(a)(2) Amendment No. 1 to Agreement and Declaration of Trust of the Registrant--filed herein.
(b) Amended and Restated Bylaws of the Registrant dated May 20, 2004-- filed herein.
(c)      Not applicable.
(d)(1) Article III (Shares), Article V (Restriction on Transfer and Ownership of Shares) and Article VI (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust
(d)(2)   Article VIII (Shareholders' Voting Powers and Meetings) of the Bylaws
(e)      Form of Dividend Reinvestment Plan-- to be filed by amendment.
(f)      Not applicable.
(g) Form of Investment Advisory Agreement between the Registrant and RMR Advisors, Inc.--to be filed by amendment.
(h)      Form of Underwriting Agreement--to be filed by amendment.
(i)      Not applicable.
(j) Form of Custody Agreement between the Registrant and State Street Bank and Trust Company--to be filed by amendment.
(k)(1) Form of Transfer Agency and Service Agreement between the Registrant and EquiServe Trust Company, N.A.--to be filed by amendment.
(k)(2) Form of Administrative Services Agreement between the Registrant and RMR Advisors, Inc.--to be filed by amendment.
(k)(3) Form of Subadministration Agreement between RMR Advisors, Inc. and State Street Bank and Trust Company--to be filed by amendment.
(l) Opinion and consent of Sullivan & Worcester LLP--to be filed by amendment.
(m)      Not applicable.
(n)      Consent of Auditors--to be filed by amendment.
(o)      Not applicable.

(p) Initial Subscription Agreement between the Registrant and RMR Advisors, Inc.--filed herein.
(q)      Not applicable.
(r)(1) Code of Ethics of the Registrant and RMR Advisors, Inc.--to be filed by amendment.

ITEM 25.    MARKETING ARRANGEMENTS

         See Exhibit (h) of Item 24(2) of this Registration Statement.

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the expenses to be incurred in connection with the issuance and distribution of securities described in this Registration Statement:

     Registration fees                                         $      *
     National Association of Securities Dealers, Inc. fee      $      *
     American Stock Exchange listing fee                       $      *
     Printing (other than stock certificates)                  $      *
     Accounting fees and expenses                              $      *
     Legal fees and expenses                                   $      *
     Underwriter expense reimbursement                         $      *
     Miscellaneous                                             $      *
     Total                                                     $      *

*              To be filed by amendment

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES (as of May 21, 2004)

                                                                NUMBER OF RECORD
TITLE OF CLASS                                                      HOLDERS
----------------------------------------------------------      ----------------
Common Shares, par value $0.001 per share                              1

ITEM 29.    INDEMNIFICATION

         Under the Registrant's declaration of trust and bylaws, the Registrant's trustees and officers are indemnified to the fullest extent permitted by law, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided to any officer or trustee against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

         The Underwriting Agreement to be filed in response to Item 24 (h)(1) is expected to contain provisions requiring indemnification of underwriters by the Registrant.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, controlling persons and underwriters of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, controlling person or underwriter in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

        The Transfer Agency and Service Agreement is expected to contain provisions for the indemnification of the Registrant's transfer agent.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         The description of the business of RMR Advisors, Inc. is set forth under the caption "MANAGEMENT OF THE FUND" in the Prospectus and "ADMINISTRATIVE SERVICES" in the Statement of Additional Information forming part of this Registration Statement.

         The information as to the directors and officers of RMR Advisors, Inc. is set forth in RMR Advisors, Inc.'s Form ADV filed with the SEC on November 7, 2003 (File No. 801-62519) and as amended through the date hereof is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Registrant:                            RMR Healthcare Growth and Income Fund
                                       400 Centre Street
                                       Newton, Massachusetts 02458

Investment Advisor:                    RMR Advisors, Inc.
                                       400 Centre Street
                                       Newton, Massachusetts 02458

Transfer Agent for Common Shares:      EquiServe Trust Company, N.A.
                                       EquiServe, Inc.
                                       150 Royall Street
                                       Canton, Massachusetts 02021

Custodian and Subadministrator:        State Street Bank and Trust Company
                                       225 Franklin Street
                                       Boston, Massachusetts 02110

ITEM 32.    MANAGEMENT SERVICES

         Not applicable.

ITEM 33.    UNDERTAKINGS

         (1) The Registrant undertakes to suspend the offering of its shares until the Registrant amends its prospectus if: (a) subsequent to the effective date of this Registration Statement, the net asset value per share declines more than 10% from its net asset value per share as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not Applicable.

         (3) Not Applicable.

         (4) Not Applicable.

         (5) The Registrant undertakes that:

                  (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or by other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 21st day of May, 2004.

                                         RMR HEALTHCARE GROWTH AND INCOME FUND

                                         By: /s/ Thomas M. O'Brien
                                             Thomas M. O'Brien
                                             President

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newton, Commonwealth of Massachusetts on the 21st day of May, 2004.

Signature                              Title                      Date

/s/ Thomas M. O'Brien
Thomas M. O'Brien                    President                    May 21, 2004

/s/ Mark L. Kleifges
Mark L. Kleifges                     Treasurer                    May 21, 2004

/s/ Barry M. Portnoy
Barry M. Portnoy                     Trustee                      May 21, 2004

/s/ Gerard M. Martin
Gerard M. Martin                     Trustee                      May 21, 2004

                                  EXHIBIT INDEX

Exhibit No.                         Description of Exhibits
----------- --------------------------------------------------------------------
(a)(1)      Agreement and Declaration of Trust of the Registrant dated May 11,
            2004.
(a)(2)      Amendment No. 1 to Agreement and Declaration of Trust of the
            Registrant.
(b)         Amended and Restated Bylaws of the Registrant dated May 20, 2004.
(p)         Initial Subscription Agreement between the Registrant and RMR
            Advisors, Inc.